As filed with the Securities and Exchange Commission on April 27, 2023

Registration Nos. 333-69508
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 23	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 113	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X  on May 1, 2023 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under flexible premium survivorship variable life insurance contracts.

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net Premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information of the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of net Premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of Premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less the Loan Balance and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option Premium requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2023.

PROSPECTUS CONTENTS
DEATH BENEFIT	24
AMOUNT OF DEATH PROCEEDS	24
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	24
COVERAGE OPTIONS	24
CORRIDOR DEATH BENEFIT	25
GUARANTEED MIIMUM DEATH BENEFIT OPTION	25
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	26
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED	26

CHANGES IN DEATH BENEFIT	27
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	27
CHANGES IN COVERAGE OPTION	27
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	27
DECREASES IN TOTAL SUM INSURED	28
SELECTING AND CHANGING THE BENEFICIARY	28

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS
During the first 10 Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix B).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The maximum surrender charge is up to 5.00% of the Specified Amount.
For example, the full surrender or lapse of a Contract with a Specified Amount of $100,000 would be subject to a maximum surrender charge of $5,000.
Reference Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders.
Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table.

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.26%	1.34%
	Reference Appendix A - Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your Contract is fully surrendered or lapses within the first 10 Contract Years.  There might also be tax consequences.
Reference Principal Risks of Investing in The Contract

RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.
Reference Investment Risk

1

L RISKS
INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.
Reference Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.
Death Benefits will not be paid if the Contract has lapsed.
Reference Premiums to Prevent Lapse and Reinstatement of Contract

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Reference Transfer Privilege, Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.
Reference Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.
Reference Tax Risks

2

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of Contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.
Reference Sale of the Contracts

EXCHANGES
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a contract.  You should replace your existing insurance only if you determine that the contract is better for you.  The charges and benefits of your existing insurance may be different from the contract.  You may have to pay a surrender charge on your existing insurance, and the contract will impose a new surrender charge period.
Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is a flexible premium survivorship variable universal life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the net Premiums paid.
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You could lose some or all of your money.  However, there is a Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount (less any Loan Balance and past due charges) upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUMS TO PREVENT LAPSE")  We do guarantee to keep the Contract in force during the first three years of the Contract as long as you meet certain Premium requirements.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	There are three Coverage Options available:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured;
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value on the date of such death; and
•
Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary.  (See "COVERAGE OPTIONS")

Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply).  If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")

3

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
4

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charges
Premium Tax Charge	Upon receipt of each Premium payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Sale Charge	Upon receipt of each Premium payment	6.00% of each Premium Payment	6.00% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 10 Contract Years	$0.00- $50.00 per thousand of the Specified Amount at issue	$0.00- $50.00 per thousand of the Specified Amount at issue
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 10 Contract Years	$7.84 per $1,000 of the Specified Amount at issue	$7.84 per $1,000 of the Specified Amount at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex. The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative.  In Appendix B, we list the surrender charge percentages of the initial surrender charge factor.
5

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[3]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[4] annually	$0.00 - $358.81 per $1,000 of net amount at risk[4] annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[4] annually	$0.01 per $1,000 of net amount at risk[4] annually
Monthly Expense Charge[5]
Monthly Charge	On the Allocation Date and on each Monthly Anniversary Day	$7.50	$7.50
Monthly Per Thousand of Specified Amount	On the Allocation Date and on each Monthly Anniversary Day for the first 10 Contract Years	$0.35 per $1,000 of the Specified Amount	See table below[6]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	2%	2%
Optional Rider Charges[8]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider[3]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.29 per $1,000 of rider coverage amount for a male, $0.26 per $1,000 of rider coverage amount for a female	$0.15 per $1,000 of rider coverage amount for a male, $0.11 per $1,000 of rider coverage amount for a female

6

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Joint Survivorship Four-Year Term Life Insurance Rider[3]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 45 year-old male Preferred Non-Tobacco and a 45 year-old female Preferred Non-Tobacco with a $590,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.10 per $1,000 of rider coverage amount annually	$0.08 per $1,000 of rider coverage amount annually
For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."
The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2022.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
ANNUAL PORTFOLIO OPERATING EXPENSES9
	Minimum	Maximum
Range of Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.26%	1.34%

3 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insureds Age.  The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
4 The net amount at risk on a Monthly Anniversary is the difference between the death benefit and the Contract Value.
5 The Monthly Expense Charge is the sum of the Monthly Charge and the Monthly Per Thousand of the Specified Amount Charge.
6 The Monthly Per Thousand of Specified Amount Charge is based on the issue age of the youngest Insured and is only assessed in Contract Years 1-10.
Contract Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07
30-39	$0.09
40-49	$0.14
50-59	$0.18
60-69	$0.28
70+	$0.35
7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
8 Charges for this rider vary based on an Insured’s issue or actual ages and may vary based on the Contract Year and the base Specified Amount or net amount at risk. Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual age may increase as the Insured ages. The rider charge shown in the table may not be typical of the charges you will pay. Your Contract’s specifications page will indicate the rider charges applicable to your Contract and more detailed information concerning these rider charges is available on request from our Home Office.
9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2022.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
7

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years.  There might also be tax consequences.
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on you Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")

8

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).
A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

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GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the

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Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial, principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

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You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owners of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

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CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a 6.00% Sales Charge from each Premium.  This charge reimburses us for administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the Sales Charge.
Premium Tax Charge.  We deduct a 2.25% Premium Tax Charge from each Premium.  This charge reimburses us for state and local Premium taxes.  We apply Premiums to your Contract net of the Premium Tax Charge.  State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The Premium Tax Charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make a Monthly Deduction to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct a Monthly Deduction for the Contract Day and each Monthly Anniversary Day that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge
•	The monthly expense charge is $7.50 in all Contract Years, plus
•	A Monthly Per Thousand of Specified Amount Charge based on the issue age of the youngest Insured. (See chart below)
Current
Years 1-10
Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount	Youngest Insured Issue Age	Monthly Per Thousand of Specified Amount
20-29	$0.07	50-59	$0.18
30-39	$0.09	60-69	$0.28
40-49	$0.14	70+	$0.35
Years 11+ $0.00

The guaranteed maximum charge is $0.35 Monthly Per Thousand of Specified Amount for all ages and durations.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.
We guarantee that the monthly expense charge will not increase above the guaranteed maximum charge.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

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Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.
We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge.  There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.
•
Guaranteed Minimum Death Benefit Option.  We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11, we will apply a monthly charge per $1,000 of Specified Amount at issue.

•	Contract Split Option Rider. We will assess a monthly charge per $1,000 of rider coverage amount.
•
Joint First to Die Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

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•
Joint Survivorship Four-Year Term Life Insurance Rider.  We will assess a monthly charge per $1,000 of rider coverage amount.  The charge can vary, based on the Insured's Age, sex, and number of completed Contract Years, Specified Amount, and risk class.

DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets. The current and guaranteed charge is at an annual rate of 0.625% of net assets.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Ages and sex of each Insured by the surrender charge percentages (as shown in Appendix B).  The surrender charge factor will vary by each Insured's individual Age, risk class, and sex, but will never exceed $50 per thousand of Specified Amount.  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse. For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will prorate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year, there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

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FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the prospectuses for the Funds.
OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local premium taxes incurred as a result of the operations of the Subaccounts.  We reserve the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds’ insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on each Insured’s Age last birthday.  The minimum Total Sum Insured is $200,000, with a minimum Specified Amount of $100,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.
OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insureds are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.
CHANGE OF OWNERSHIP
You may change the ownership of the Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

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Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.
Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge a Monthly Deduction from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

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FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we establish a Planned Premium set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may pay additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium required is the least amount for which we will issue a Contract. This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any supplemental and/or rider benefits, and the Planned Premium you propose to make. (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium payment after the initial Premium payment must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")
General Premium Information.  You must pay Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
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Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Premiums Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period, we guarantee that your Contract will not lapse if your Premiums meet the Guaranteed Monthly Premium requirement.  For this guarantee to apply, the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for three years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and optional benefits and/or riders.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.
Under the Guaranteed Payment Period.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
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Under the Guaranteed Minimum Death Benefit Option.  If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will lapse at the end of the Grace Period if there is insufficient value remaining in the Contract.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Effect of Insufficient Premium Levels.  While paying Premiums at the levels described above will prevent Contract lapse, paying only the level of Premium required may forego advantages of building up significant Contract Value.  Premium payments less than those described above will not further erode the build-up of Contract value, but will mean the future Premium required to keep the Contract in force must be sufficient to maintain a positive Cash Surrender Value.  This Premium could be significantly higher or lower than the Premium required to keep the Contract in force during the Guaranteed Payment Period or under the Guaranteed Minimum Death Benefit Option.
Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deduction due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")
ALLOCATION AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premium less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the net Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date (30 days after the Allocation Date), we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes

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for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.  We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium, we will return the Premium promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the

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transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

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You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile or electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or Fixed Account options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
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DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured is equal to the following:
the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deduction if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or part of the Death Proceeds is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000, while the minimum Additional Insurance Amount is required to be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.
You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay the Monthly Deduction, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract, you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•
Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
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We will increase death benefits under any Coverage Option by any additional benefits provided by riders in force on the date of death of the last surviving Insured, and any Premiums received after the date of death.  We will also refund any cost of insurance charge deducted for the period beyond the date of death.  We will reduce the Death Proceeds by any Loan Balance.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the Specified Amount (less Loan Balance and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Option Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus any Loan Balance.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•
each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Day on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.
If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus any Loan Balance; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  If we do not receive payment at least equal to the default Premium by the end of the notice period, we will terminate the Additional Insurance Amount and other optional benefit riders.
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We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus the Loan Balance exceeds the cumulative paid Premiums on the date of re-activation.
On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	The Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability.
•
The Additional Insurance Amount does not increase the Guaranteed Monthly Premium under a Contract. Accordingly, the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount.

•
The monthly per thousand charges are only charged on the Specified Amount, not on the Additional Insurance Amount. Therefore, contracts with higher amounts of Additional Insurance Amounts may have greater Contract Values.

•
The Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount.  If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
SIMULTANEOUS DEATH OF BENEFICIARY AND THE LAST SURVIVING INSURED
We will pay Death Proceeds as though the Beneficiary died before the death of the last surviving Insured if:
•	the Beneficiary dies at the same time as or within 15 days of the death of the last surviving Insured; and
•	we have not paid the Death Proceeds to the Beneficiary within this 15-day period.

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CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies.
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all.
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value.
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Total Sum Insured be at least $200,000 and the Specified Amount to be at least $100,000.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option L, it may be changed to Option A.  The Total Sum Insured will not change.  The effective date of change will be the Monthly Anniversary Day following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B you may not change it to Option L. Coverage Option L is only available at issue, so no changes to Option L are allowed.
If the Coverage Option is Option A or Option L, you may change it to Option B subject to satisfactory evidence of insurability.  This change will decrease the Total Sum Insured.  The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000.
If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.
Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.
Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the scheduled annual increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;

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•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premiums may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled and unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay the Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Any increase in the Additional Insurance Amount will not affect the surrender charge or the Guaranteed Monthly Premium.  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.
DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we receive your application.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  A decrease in the Total Sum Insured will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium or Guaranteed Minimum Death Benefit Option Premium.  (See "SURRENDER CHARGE")
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.
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SUPPLEMENTAL AND/OR RIDER BENEFITS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Contract Split Option Rider	Allows you to split the Contract equally into two individual contracts, one on the life of each Insured	Optional	• Issue ages: 20-75 • This rider will terminate at the older Insured's Age 80
Joint First to Die Term Life Insurance Rider	Covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force	Optional	• Issue ages: 20-85 • If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract
Joint Survivorship Four-Year Term Life Insurance Rider	Provides four-year level term insurance and expires four years after the effective date of the rider	Optional	• Issue ages: 20-85 • This rider is available at issue only
The following optional riders are currently available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally (based on Total Sum Insured) into two individual Contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age and sex, and is based on the risk class at the time of issue of the original Contract.
This rider will terminate at the earlier of the death of the first Insured to die or the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as modified endowment contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

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Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount ranging up to 25% of the rider coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides renewable one-year level term insurance and expires at the end of the fourth Contract Year.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your registered representative for further information, or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the
Monthly Deduction on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Option, which guarantees the death benefit provided certain requirements are met.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We pay these bonus amounts out of savings we derive from the higher values of the contract.  We do not guarantee that we will pay the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deduction deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;

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•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract will be equal to:
•	the Fixed Account Value on the preceding Valuation Day; plus
•	all Premiums allocated to the Fixed Account since the preceding Valuation Day; plus
•	any amounts transferred to the Fixed Account since the preceding Valuation Day (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred from the preceding Valuation Day to the date of calculation; less
•	the amount of any transfers from the Fixed Account to the Subaccounts since the preceding Valuation Day; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account since the preceding Valuation Day; less
•	interest on such transferred and withdrawn amounts from the effective dates of such transfers or withdrawals to the date of calculation; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUMS TO PREVENT LAPSE")  The Cash Surrender Value on the Valuation Day is equal to the Contract Value less any applicable surrender charges and any Loan Balance.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")

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CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you don't pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium Expense Charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct any Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")

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Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us, and we will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE" and "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered.  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount (including the partial surrender fee) may not exceed the Cash Surrender Value less $300.  If you make your request by telephone, the partial surrender amount (including the partial surrender fee) must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount.  We will reduce the Total Sum Insured by the partial surrender amount (including the partial surrender fee) minus the excess, if any, of the death benefit over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount and the partial surrender fee.
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

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Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income.  We will pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts.  We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the last surviving insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	The New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans of Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

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If payment is not made within 30 days after receipt of all documents required for such a payment, we will add interest to the amount paid from the date of receipt of all required documents at 4% or such higher rate required for a particular state.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions. In order to reinstate, we must receive satisfactory evidence of insurability of the Insureds, payment of the premium amount which would have been sufficient to keep the contract from lapsing with 6% interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we have the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

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In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General.  We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract".
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
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Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.
Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.
Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger Insured’s 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to

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employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

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OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.20% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

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Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

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LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit and the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

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DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract which is not part of the Specified Amount.  The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any applicable surrender charge and any Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended.  The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premium.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract.  If elected, it guarantees payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

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Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest on the loan. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charges, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for optional benefits and/or riders.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premiums.

Premium Expense Charges	The amounts we deduct from each Premium which include the Sales Charge and the Premium Tax Charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

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Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us, Kansas City Life	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A – PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.
The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2022)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.86%	-31.11%	7.66%	11.64%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	-20.55%	6.19%	8.30%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.98%	-39.95%	6.31%	10.46%
Capital growth	American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).	0.92% [i]	-28.11%	7.91%	10.25%
Capital growth by investing in common stocks (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Disciplined Core Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.71%	-12.74%	6.85%	10.63%
Capital growth	American Century Variable Portfolios, Inc. VP International Fund – Class I (Manager: American Century Investment Management, Inc.).	1.10% [i]	-24.75%	2.32%	4.95%
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.86%	-1.19%	6.76%	11.01%
Long-term capital growth	American Century Variable Portfolios, Inc. VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).	0.76% [i]	-32.38%	11.10%	14.12%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.73% [i]	0.54%	7.85%	10.59%
Long-term total return using a strategy that seeks to protect against U.S. inflation	American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).	0.77%	-13.08%	1.38%	0.67%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	-13.41%	5.33%	8.10%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.52% [i]	-7.13%	4.09%	-
Provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.72%	-17.70%	-1.77%	-0.50%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.66% [i]	-24.74%	7.06%	10.15%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.53%	-16.50%	7.83%	11.54%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM) ).	0.82% [i]	-22.10%	2.32%	4.27%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90% [i]	-13.97%	2.83%	5.69%
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88% [i]	-9.16%	2.08%	-
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94% [i]	-24.88%	6.31%	-
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.87% [i]	-16.93%	4.06%	-
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.11% [i]	-15.54%	-2.60%	-
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim Co., LLC (Sarofim & Co.)).	0.83%	-18.06%	10.31%	11.10%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Newton Investment Management North America, LLC	0.82%	-16.62%	2.79%	9.46%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Mellon Investments Corporation	0.26%	-18.31%	9.14%	12.28%
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.68% [i]	-22.87%	9.33%	11.36%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.34%	-19.07%	7.63%	8.35%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.07% [i]	-31.01%	6.78%	9.89%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.21% [i]	-31.86%	14.35%	18.39%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10% [i]	-14.93%	4.38%	9.12%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.95%	-13.75%	2.56%	5.38%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.81% [i]	-11.78%	1.59%	3.58%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.63% [i]	1.16%	0.85%	0.46%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.85%	-26.49%	8.39%	11.15%
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.60%	-12.26%	1.69%	2.89%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.65%	-13.66%	2.55%	4.68%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.69%	-14.79%	3.04%	5.26%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.73%	-15.97%	3.47%	5.79%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.76%	-16.64%	3.84%	6.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.79%	-17.09%	4.34%	7.22%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.84%	-17.89%	5.12%	8.11%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.41%	5.62%	8.44%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.42%	5.63%	8.51%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.88%	-18.47%	5.61%	8.53%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.25% [i]	-25.92%	0.48%	3.15%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.09%	-33.52%	7.34%	10.18%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.37% [i]	-21.70%	-1.40%	1.28%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.09% [i]	-7.39%	-1.73%	1.72%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	LVIP JPMorgan Mid Cap Value Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.73%	-8.16%	6.00%	9.98%
Capital growth over the long term	LVIP JPMorgan Small Cap Core Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.76%	-19.35%	4.07%	9.59%
Provide high total return from a portfolio of selected equity securities	LVIP JPMorgan U.S. Equity Fund – Standard Class Shares (Formerly JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares) (Manager: Lincoln Investment Advisors Corporation).	0.67%	-18.69%	10.25%	13.21%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.74% [i]	-31.63%	9.57%	13.05%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.79% [i]	-17.21%	8.90%	11.68%

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Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
(as of 12/31/2022)
			1 year	5 year	10 year
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53% [i]	-13.93%	0.19%	1.39%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61% [i]	-9.58%	5.18%	7.34%
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.78% [i]	0.76%	9.00%	8.63%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.75%[i]	-13.71%	0.73%	2.06%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.76%	-11.85%	1.76%	3.13%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.74%	-13.73%	1.77%	3.77%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	-13.35%	1.92%	3.72%

i  Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

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APPENDIX B
Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 10-11

Year	Percentage

1	100%
2	87%
3	79%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
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The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000024870

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract.  You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2023.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insureds’ lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds’ lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds’ lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds’ are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and

1

•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Loan Balance. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in “good order.” Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in “good order,” it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner’s Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed

2

Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•
Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco.  If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri  64121-9364.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2020	$141,542.93	$141,542.93
2021	$171,955.97	$171,955.97
2022	$153,481.00	$153,481.00
* Includes sales compensation paid to registered persons of Sunset Financial.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

3

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2022 and 2021 and for each of the years in the three-year period ended December 31, 2022; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon the report of FORVIS, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

4

ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2022 and 2021; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2022.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2022; and
•
related statement of operations for the period or year ended December 31, 2022, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2022, and financial highlights for each of the periods or years in the five-year period ended December 31, 2022.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

5

Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.
Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31,
	2022	2021
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2022 - $2,475,443; 2021 - $2,894,877)	$2,204,819	$3,088,197
Equity securities, at fair value (cost: 2022 - $1,699; 2021 - $3,097)	1,918	3,676
Mortgage loans	591,928	596,037
Real estate	141,649	142,278
Policy loans	82,739	82,060
Short-term investments	58,497	74,501
Other investments	18,749	12,840
Total investments	3,100,299	3,999,589

Cash	7,768	5,419
Accrued investment income	27,516	30,298
Deferred acquisition costs	327,544	292,027
Reinsurance recoverables	389,611	399,951
Deposit asset on reinsurance	484,410	—
Other assets	246,420	201,170
Separate account assets	381,581	504,976
Total assets	$4,965,149	$5,433,430

LIABILITIES
Future policy benefits	$1,388,924	$1,397,111
Policyholder account balances	2,280,917	2,247,392
Policy and contract claims	56,975	69,787
Other policyholder funds	204,788	185,713
Other liabilities	160,271	198,017
Separate account liabilities	381,581	504,976
Total liabilities	4,473,456	4,602,996

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	910,438	933,338
Accumulated other comprehensive income (loss)	(241,590)	74,251
Treasury stock, at cost (2022 and 2021 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	491,693	830,434
Total liabilities and stockholders’ equity	$4,965,149	$5,433,430
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31,
	2022	2021	2020
REVENUES
Insurance revenues:
Net premiums	$208,608	$208,864	$223,756
Contract charges	124,044	121,803	126,722
Total insurance revenues	332,652	330,667	350,478
Investment revenues:
Net investment income	153,879	142,468	145,684
Net investment gains (losses)	(16,643)	25,417	21,835
Total investment revenues	137,236	167,885	167,519
Other revenues	6,754	12,760	5,913
Total revenues	476,642	511,312	523,910

BENEFITS AND EXPENSES
Policyholder benefits	258,399	280,886	280,970
Interest credited to policyholder account balances	72,974	79,725	78,792
Amortization of deferred acquisition costs	40,593	33,217	42,141
Operating expenses	125,433	104,564	106,093
Total benefits and expenses	497,399	498,392	507,996

Income (loss) before income tax expense (benefit)	(20,757)	12,920	15,914

Income tax expense (benefit)	(4,539)	2,216	744

NET INCOME (LOSS)	$(16,218)	$10,704	$15,170

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(366,516)	$(100,859)	$115,900
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	31,334	7,946	(7,809)
Policyholder liabilities	26,765	9,247	(15,882)
Benefit plan obligations	(7,424)	5,115	1,087
Other comprehensive income (loss)	(315,841)	(78,551)	93,296

COMPREHENSIVE INCOME (LOSS)	$(332,059)	$(67,847)	$108,466

Basic and diluted earnings per share:
Net income (loss)	$(1.67)	$1.11	$1.57
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31,
	2022	2021	2020

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	933,338	933,092	928,380
Net income (loss)	(16,218)	10,704	15,170
Stockholder dividends (2022 - $0.69 per share, 2021 and 2020 - $1.08 per share)	(6,682)	(10,458)	(10,458)

End of year	910,438	933,338	933,092

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	74,251	152,802	59,506
Other comprehensive income (loss)	(315,841)	(78,551)	93,296

End of year	(241,590)	74,251	152,802

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$491,693	$830,434	$908,739
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020
OPERATING ACTIVITIES
Net income (loss)	$(16,218)	$10,704	$15,170
Adjustments to reconcile net income (loss) to net cash provided by (used from) operating activities:
Amortization of investment premium and discount	2,837	1,669	1,978
Depreciation and amortization	6,592	7,967	8,538
Acquisition costs capitalized	(26,612)	(38,239)	(44,151)
Amortization of deferred acquisition costs	40,593	33,217	42,141
Net investment losses (gains)	16,643	(25,417)	(21,835)
Gain on sale of subsidiary	—	(5,500)	—
Changes in assets and liabilities:
Reinsurance recoverables	10,340	(8,513)	(12,667)
Future policy benefits	24,861	24,761	33,050
Policyholder account balances	(92,909)	(42,995)	(34,520)
Income taxes payable and deferred	(7,304)	(4,983)	(2,923)
Other, net	(13,154)	1,010	21,113
Net cash provided (used)	(54,331)	(46,319)	5,894

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(441,308)	(434,696)	(344,098)
Equity securities	(8)	(259)	(380)
Mortgage loans	(69,974)	(103,942)	(109,060)
Real estate	(2,733)	(36,994)	(2,610)
Policy loans	(7,116)	(8,754)	(8,706)
Other investments	(14,553)	(5,828)	(3,702)
Property and equipment	(535)	(628)	(1,844)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	343,993	308,361	344,071
Equity securities	2,000	3,000	5,000
Mortgage loans	74,111	109,546	85,111
Real estate	843	72,439	29,898
Policy loans	6,437	11,141	11,758
Other investments	3,639	8,599	4,204
Property and equipment	25	71	25
Net sales (purchases) of short-term investments	16,004	41,616	(43,690)
Proceeds from sale of subsidiary	—	28,468	—
Net cash used	(89,175)	(7,860)	(34,023)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2022	2021	2020
FINANCING ACTIVITIES
Policyholder account balances - deposits	$207,231	$215,598	$220,549
Policyholder account balances - receipts from funding agreement	70,000	30,000	—
Withdrawals from policyholder account balances	(172,117)	(192,709)	(200,717)
Change in deposit asset on reinsurance, net	45,799	—	—
Net transfers from separate accounts	7,841	7,320	8,794
Change in other deposits	(6,217)	2,644	2,930
Cash dividends to stockholders	(6,682)	(10,458)	(10,458)
Net cash provided	145,855	52,395	21,098

Increase (decrease) in cash	2,349	(1,784)	(7,031)
Cash at beginning of year	5,419	7,203	14,234
Cash at end of year	$7,768	$5,419	$7,203

Non-Cash Activity
In 2022, we had a non-cash investing transaction that consisted of the receipt of a $0.6 million equity security and a $1.0 million fixed maturity security in exchange for a $1.6 million fixed maturity security as a result of the Chapter 11 Bankruptcy of the issuer of one of our fixed maturity securities.  The new equity and fixed maturity securities were recorded at fair value, which equaled the fair value of the fixed maturity security that was extinguished.
In 2022, we entered into a reinsurance arrangement in the form of a deposit-type contract that resulted in the non-cash transfer of $493.9 million of fixed maturity securities and $516.2 million of policyholder account balance liabilities to a certified domestic reinsurer.  See the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies for further information.
In 2022, we accrued $28.4 million in Other Liabilities in the Consolidated Balance Sheets related to a class action lawsuit.  See Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications for further information.

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri-domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries of Kansas City Life.  Sunset Life Insurance Company of America (now Ibexis Life & Annuity Insurance Company) was an insurance subsidiary that was wholly-owned by the Company until it was sold on November 1, 2021 - see Business Changes section below.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Current Economic Environment
The economic environment continues to be shaped by lingering effects of COVID-19, including ongoing supply chain disruptions and an under supply of labor, due to early retirements, lower rates of immigration and a slow recovery of labor participation rates.  Additionally, the Russia/Ukraine War has caused oil, gas, and agricultural product supply disruptions.  Inflation jumped significantly due to the supply chain disruptions and under supply of labor with year-over-year CPI (consumer price index) and Core PCE (personal consumption expenditures) peaking in 2022 at 9.1% and 5.4%, respectively.  In response, Global Central Banks increased rates and initiated quantitative tightening, with the Federal Reserve raising its benchmark overnight rate by 425 basis points (bps) in 2022.  The bond market responded with the 10-year Treasury yield increasing by 236 bps from 1.51% to 3.87% in 2022.  The jump in rates has impacted the economy by slowing growth and increasing the risk of recession.  The investment environment has been both positively and negatively impacted.  While it has created a better environment for reinvestment into fixed income assets at higher yields, it has also resulted in a significant decline in the market value of existing fixed income assets.  Additionally, if the economy experiences a “hard landing” and enters a recession, risk of asset impairments, defaults, and delinquencies will increase.
Business Changes
On May 25, 2022, retroactive to April 1, 2022, we entered into a reinsurance arrangement whereby we reinsured a sizeable block of fixed annuity contracts to a certified domestic reinsurer.  This closed block of contracts reflected business issued prior to 2015 and consisted entirely of higher guaranteed interest rate products.  We are accounting for this transaction as a deposit-type contract.  The contract reinsured $516.2 million in policyholder account balance liabilities in exchange for fixed maturity securities and cash, less deferred revenue.  We immediately recognized $11.6 million of certain non-refundable premiums associated with the transaction in investment income.  The remaining deferred revenue will be amortized in future periods.  The net consideration transferred to the reinsurer was $493.9 million.  This resulted in recognizing a deposit asset on reinsurance of $516.2 million at April 1, 2022.  Fixed maturity securities were transferred at market value as of the closing date of the transaction, resulting in a pre-tax net realized investment loss of $12.3 million.  We will continue to administer this business on an ongoing basis, and we will receive an ongoing expense allowance associated with these efforts.  For additional information on this reinsurance arrangement, please see Note 14 - Reinsurance.

In 2021, we sold 100% of the capital and surplus of Sunset Life (now Ibexis Life & Annuity Insurance Company) to Bona Holdings, LLC for $29.5 million, resulting in a net gain of approximately $5.5 million.  In addition, we received $1.0 million for providing certain transition support services associated with this transaction.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
Use of Estimates
The preparation of the consolidated financial statements requires the Company's management to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least four primary sources of investment risk, including: credit, interest rate, liquidity, and inflation.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL, to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in Accumulated Other Comprehensive Income (Loss).  See Note 3 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains (losses) in the Consolidated Statements of Comprehensive Income.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
The Company includes investments in private equity security interests in Other Investments in the Consolidated Balance Sheets.  The Company does not have a controlling interest and is not the primary beneficiary for these investments, which are in the form of limited partnerships.  As a result, the investments are accounted for using the equity method of accounting to determine the carrying value.  Adjustments to the carrying value reflect the pro rata ownership percentage of the operating results, as indicated by the net asset value in the financial statements of the limited partnership, which are reported on a three-month lag. The proportionate share of limited partnership income is reported as a component of Net Investment Income in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities and derivative instruments.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2022	2021
Life insurance	$1,102,961	$1,073,503
Immediate annuities and supplementary contracts with life contingencies	259,715	293,972
Accident and health insurance	26,248	29,636
Future policy benefits	$1,388,924	$1,397,111
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
We periodically review our assumptions and perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
The Company has a collateralized advance funding agreement with the Federal Home Loan Bank of Des Moines (FHLB).  Total obligations outstanding under this agreement were $100.0 million at December 31, 2022.  These obligations are also reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2022, 2021, and 2020.
The following table provides detail about the composition of policyholder account balances at December 31.
	2022	2021
Universal life insurance	$1,081,982	$1,086,429
Fixed annuities	1,041,914	1,076,041
Immediate annuities and supplementary contracts without life contingencies	56,407	54,899
Funding agreement	100,614	30,023
Policyholder account balances	$2,280,917	$2,247,392
Deferred Acquisition Costs
DAC, principally agent commissions and other selling and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.  DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information about DAC at December 31.
	2022	2021
Balance at beginning of year	$292,027	$276,425
Capitalization of commissions and expenses	26,612	38,239
Gross amortization	(51,669)	(44,785)
Accrual of interest	11,076	11,568
Change in DAC due to the change in unrealized investment gains or (losses)	49,498	10,580
Balance at end of year	$327,544	$292,027
Effective January 1, 2022, Old American began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  In 2022, the Company capitalized $7.3 million of ceding commission and amortized $0.6 million associated with this reinsurance agreement, thereby reducing DAC capitalization and amortization.
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.
The following table provides information about VOBA at December 31.
	2022	2021
Balance at beginning of year	$7,174	$7,249
Gross amortization	(2,403)	(3,045)
Accrual of interest	611	735
Change in VOBA due to the change in unrealized investment gains or (losses)	13,078	2,235
Balance at end of year	$18,460	$7,174
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $72.6 million at December 31, 2022 and $45.1 million at December 31, 2021.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.  No refinements in estimates occurred in 2022, 2021, or 2020.
The following table summarizes the effects of the unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2022:
Unlocking	$(1,744)	$(26)	$953	$(817)

2021:
Unlocking	$380	$(822)	$1,137	$695

2020:
Unlocking	$(5,219)	$(1,593)	$3,838	$(2,974)
The unlocking in 2022, 2021, and 2020 primarily resulted from interest rate fluctuations and the impact of management actions in the various interest rate environments.  In addition, we recorded a $1.4 million reserve decrease in 2022, a $0.7 million reserve decrease in 2021, and a $0.4 million reserve increase in 2020 related to the impacts of unlocking.
The impact to pre-tax income of all adjustments related to unlocking, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was a $0.6 million increase in 2022, a $1.4 million increase in 2021, and a $3.4 million decrease in 2020.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Goodwill and Intangible Asset
We established goodwill from the acquisition of Grange Life.  The goodwill balance was $42.3 million at both December 31, 2022 and December 31, 2021.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment, rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2022 or December 31, 2021.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  The intangible asset was valued at $17.7 million at December 31, 2022 and $18.4 million at December 31, 2021 and is included in Other Assets in the Consolidated Balance Sheets.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.
Future Policy Benefits are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
We have three large reinsurance assumption arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  In addition, we completed a 100% assumption reinsurance

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
transaction in 2020 with Sunset Life.  Under GAAP guidance, this transaction was realized at the conclusion of the close of the sale of Sunset Life on November 1, 2021.
We reinsured a block of fixed annuity business to a certified domestic reinsurer, effective April 1, 2022.  We determined that this arrangement does not expose the reinsurer to a significant loss from insurance risk. Therefore, we have recognized the reinsurance arrangement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.
See Note 14 - Reinsurance for additional information pertaining to reinsurance.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2022	2021
Land	$766	$766
Home office complex	21,824	21,798
Furniture and equipment	36,797	36,313
	59,387	58,877
Accumulated depreciation	(45,378)	(42,528)
Property and equipment	$14,009	$16,349
Depreciation expense totaled $2.9 million during 2022 and $3.7 million during both 2021 and 2020.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  The timing of the recognition of these revenues is determined based on the nature of the charges and fees.  Policy charges for the cost of insurance and expense loads are assessed periodically and are recognized as revenue when assessed and earned.  Certain policy fees that represent compensation for services to be provided in the future are reported as unearned revenue and recognized over the periods benefited.  Surrender charges are determined based upon contractual terms and are recognized upon surrender of a contract.  Policyholder benefits include interest amounts credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances during the period.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2022 and December 31, 2021 and are not material to our consolidated financial statements.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.  The net deferred tax asset is included in Other Assets and the net deferred tax liability is included in Other Liabilities in the Consolidated Balance Sheets.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

2. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2023
In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our assets subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  The original effective date for this guidance, including subsequently issued amendments, for public business entities that are not U.S. Securities and Exchange Commission (SEC) filers was for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  The FASB deferred the effective date of this guidance for public business entities that do not meet the definition of an SEC filer to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years.  We adopted this guidance effective January 1, 2023, with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It improves the effectiveness of the required disclosures.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  We are currently evaluating this guidance.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2022.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$108,928	$58	$6,147	$102,839
Federal agency issued residential mortgage-backed securities [1]	61,753	113	5,373	56,493
Subtotal	170,681	171	11,520	159,332
Corporate obligations:
Industrial	340,954	1,116	41,768	300,302
Energy	77,317	905	3,056	75,166
Communications and technology	179,731	1,143	21,158	159,716
Financial	400,705	891	51,941	349,655
Consumer	490,378	416	62,472	428,322
Public utilities	314,428	1,079	43,260	272,247
Subtotal	1,803,513	5,550	223,655	1,585,408
Municipal securities	275,726	2,529	28,429	249,826
Other	219,523	36	14,532	205,027
Redeemable preferred stocks	6,000	—	774	5,226
Total	$2,475,443	$8,286	$278,910	$2,204,819
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2021.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$147,884	$12,696	$140	$160,440
Federal agency issued residential mortgage-backed securities [1]	70,838	4,873	13	75,698
Subtotal	218,722	17,569	153	236,138
Corporate obligations:
Industrial	414,391	24,897	1,570	437,718
Energy	146,181	10,049	39	156,191
Communications and technology	233,390	17,208	1,046	249,552
Financial	461,740	27,974	1,372	488,342
Consumer	647,861	39,707	3,107	684,461
Public utilities	348,164	26,765	1,578	373,351
Subtotal	2,251,727	146,600	8,712	2,389,615
Corporate private-labeled residential mortgage-backed securities	10,641	1,403	—	12,044
Municipal securities	232,470	36,913	428	268,955
Other	175,317	1,162	1,082	175,397
Redeemable preferred stocks	6,000	48	—	6,048
Total	$2,894,877	$203,695	$10,375	$3,088,197
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2022 with the percent of total unrealized losses identified.
	Amortized Cost	Fair Value	Net Unrealized Losses	% of Total
AAA	$208,729	$194,405	$(14,324)	5%
AA	546,851	496,436	(50,415)	19%
A	802,345	698,467	(103,878)	38%
BBB	896,722	797,573	(99,149)	37%
Total investment grade	2,454,647	2,186,881	(267,766)	99%
BB	14,643	13,386	(1,257)	—%
B and below	6,153	4,552	(1,601)	1%
Total below investment grade	20,796	17,938	(2,858)	1%
Total	$2,475,443	$2,204,819	$(270,624)	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2021 with the percent of total unrealized gains identified.
	Amortized Cost	Fair Value	Net Unrealized Gains	% of Total
AAA	$183,920	$197,319	$13,399	7%
AA	588,506	641,837	53,331	28%
A	1,043,384	1,114,086	70,702	37%
BBB	1,046,200	1,100,183	53,983	27%
Total investment grade	2,862,010	3,053,425	191,415	99%
BB	18,424	18,720	296	—%
B and below	14,443	16,052	1,609	1%
Total below investment grade	32,867	34,772	1,905	1%
Total	$2,894,877	$3,088,197	$193,320	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$90,979	$90,357	$121,297	$122,979
Due after one year through five years	484,320	465,698	843,382	893,131
Due after five years through ten years	734,071	653,998	851,116	904,165
Due after ten years	1,036,509	875,295	918,209	994,023
Securities with variable principal payments	123,564	114,245	154,873	167,851
Redeemable preferred stocks	6,000	5,226	6,000	6,048
Total	$2,475,443	$2,204,819	$2,894,877	$3,088,197

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.  No impairments of this kind were recorded in the year ended December 31, 2022.  The Company recorded a $0.5 million impairment of this kind in the year ended December 31, 2021.  No impairments of this kind were recorded in the year ended December 31, 2020.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  If an impairment is deemed necessary, it is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of Accumulated Other Comprehensive Income (Loss) in the Consolidated Balance Sheets.  We identified no non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2022, as we sold these securities during the year.  We identified ten non-U.S. agency mortgage backed securities that were determined to have such indications at December 31, 2021.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities. Impairments of this kind totaling less than $0.1 million were recorded in the years ended December 31, 2022, December 31, 2021 and December 31, 2020.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2022.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$96,610	$5,625	$4,428	$522	$101,038	$6,147
Federal agency issued residential mortgage-backed securities [1]	48,576	4,594	2,079	779	50,655	5,373
Subtotal	145,186	10,219	6,507	1,301	151,693	11,520
Corporate obligations:
Industrial	223,458	28,273	46,186	13,495	269,644	41,768
Energy	49,781	3,056	—	—	49,781	3,056
Communications and technology	111,704	13,322	22,710	7,836	134,414	21,158
Financial	265,816	35,260	52,654	16,681	318,470	51,941
Consumer	346,834	39,723	67,996	22,749	414,830	62,472
Public utilities	206,984	29,528	34,933	13,732	241,917	43,260
Subtotal	1,204,577	149,162	224,479	74,493	1,429,056	223,655
Municipal securities	173,299	23,719	13,582	4,710	186,881	28,429
Other	157,759	10,426	41,520	4,106	199,279	14,532
Redeemable preferred stocks	5,226	774	—	—	5,226	774
Total	$1,686,047	$194,300	$286,088	$84,610	$1,972,135	$278,910
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2021.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$2,973	$60	$1,843	$80	$4,816	$140
Federal agency issued residential mortgage-backed securities [1]	2,828	13	3	—	2,831	13
Subtotal	5,801	73	1,846	80	7,647	153
Corporate obligations:
Industrial	56,250	1,146	7,070	424	63,320	1,570
Energy	1,045	39	—	—	1,045	39
Communications and technology	30,492	909	2,297	137	32,789	1,046
Financial	46,844	727	19,592	645	66,436	1,372
Consumer	80,069	2,535	9,722	572	89,791	3,107
Public utilities	35,473	969	11,702	609	47,175	1,578
Subtotal	250,173	6,325	50,383	2,387	300,556	8,712
Municipal securities	16,300	308	2,258	120	18,558	428
Other	26,604	135	13,278	947	39,882	1,082
Total	$298,878	$6,841	$67,765	$3,534	$366,643	$10,375
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2022	2021
Below cost for less than one year	1,120	185
Below cost for one year or more and less than three years	201	36
Below cost for three years or more	3	—
Total	1,324	221
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2022 and December 31, 2021 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2022.  We had no securities owned with realized impairment at December 31, 2022.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,129,645	$1,073,851	$55,794
Unrealized losses of 20% or less and greater than 10%	619,416	528,146	91,270
Subtotal	1,749,061	1,601,997	147,064
Unrealized losses greater than 20%:
Investment grade	498,145	367,483	130,662
Below investment grade	3,839	2,655	1,184
Total securities owned without realized impairment	$2,251,045	$1,972,135	$278,910
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2021.  We had no securities owned with realized impairment at December 31, 2021.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$375,032	$364,870	$10,162
Unrealized losses of 20% or less and greater than 10%	1,986	1,773	213
Subtotal	377,018	366,643	10,375
Unrealized losses greater than 20%:
Investment grade	—	—	—
Below investment grade	—	—	—
Total securities owned without realized impairment	$377,018	$366,643	$10,375

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2022.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$169,198	9%	$15,382	5%
AA	433,563	22%	52,351	19%
A	634,047	32%	106,442	38%
BBB	717,389	36%	101,877	37%
Total investment grade	1,954,197	99%	276,052	99%
BB	13,386	1%	1,257	—%
B and below	4,552	—%	1,601	1%
Total below investment grade	17,938	1%	2,858	1%
	$1,972,135	100%	$278,910	100%
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2021.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$11,121	3%	$326	3%
AA	51,904	14%	1,537	15%
A	145,334	40%	4,308	41%
BBB	156,235	42%	4,134	40%
Total investment grade	364,594	99%	10,305	99%
BB	2,049	1%	70	1%
Total below investment grade	2,049	1%	70	1%
	$366,643	100%	$10,375	100%
We held no non-income producing securities at December 31, 2022 or December 31, 2021.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	2022
	Fair Value	Amortized Cost	Unrealized Losses
Structured securities:
Investment grade	$205,027	$219,523	$(14,496)
Below investment grade	—	—	—
Total structured securities	$205,027	$219,523	$(14,496)

	2021
	Fair Value	Amortized Cost	Unrealized Gains
Corporate private-labeled residential mortgage-backed securities:
Investment grade	$1,506	$1,498	$8
Below investment grade	10,538	9,143	1,395
Total residential & non-agency mortgage-backed securities	12,044	10,641	1,403
Other structured securities:
Investment grade	175,397	175,317	80
Below investment grade	—	—	—
Total other structured securities	175,397	175,317	80
Total structured securities	$187,441	$185,958	$1,483
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
	2022	2021	2020
Credit losses on securities held at the beginning of the year	$3,996	$3,884	$4,445
Additional credit losses on securities for which an other-than-temporary impairment was recognized	34	482	19
Reductions for securities sold	(4,030)	(370)	(580)
Credit losses on securities held at the end of the year	$—	$3,996	$3,884
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on fixed maturity securities available for sale, at December 31.
	2022	2021	2020
Net unrealized gains (losses)	$(270,624)	$193,320	$320,990
Amounts resulting from:
DAC, VOBA, and DRL	23,740	(15,924)	(25,982)
Policyholder liabilities	—	(33,877)	(45,582)
Deferred income taxes	51,847	(30,139)	(52,380)
Total	$(195,037)	$113,380	$197,046

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Investment Revenues
The following table provides net investment income classified by income associated with invested assets and income associated with deposit-type reinsurance for the years ended December 31.
	2022	2021	2020

Invested assets	$132,067	$142,468	$145,684
Deposit-type reinsurance [1]	21,812	—	—
Net investment income	$153,879	$142,468	$145,684
            1  See Note 14 - Reinsurance
The following table provides investment revenues by major category for the years ended December 31.
	2022	2021	2020
Gross investment income:
Fixed maturity securities	$97,173	$103,697	$107,125
Equity securities	231	433	612
Mortgage loans	24,959	28,661	26,804
Real estate	17,426	21,202	22,586
Policy loans	5,554	5,625	5,758
Short-term investments	620	9	318
Other [1]	27,590	220	160
Total	173,553	159,847	163,363
Less investment expenses	(19,674)	(17,379)	(17,679)
Net investment income	$153,879	$142,468	$145,684
            1  Includes investment income from the deposit-type reinsurance transaction.  See Note 14 - Reinsurance.

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2022	2021	2020
Fixed maturity securities	$(10,591)	$4,216	$4,955
Equity securities	(332)	(232)	66
Mortgage loans	39	62	(18)
Real estate	656	16,597	14,649
Other investments	(6,415)	4,774	2,183
Net investment gains (losses)	$(16,643)	$25,417	$21,835

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2022	2021	2020
Gross gains resulting from:
Sales of investment securities	$2,689	$631	$283
Investment securities called and other	1,233	4,510	4,776
Sale of real estate and joint ventures	656	16,647	14,889
Total gross gains	4,578	21,788	19,948
Gross losses resulting from:
Sales of investment securities	(14,455)	(118)	(5)
Investment securities called and other	(24)	(325)	(80)
Sale of real estate and joint ventures	—	(50)	(240)
Total gross losses	(14,479)	(493)	(325)
Change in allowance for loan losses	39	62	(18)
Change in fair value:
Equity securities	(332)	(232)	66
Other investments	(6,415)	4,774	2,183
Total change in fair value	(6,747)	4,542	2,249
Net realized investment gains (losses), excluding other-than-temporary impairment losses	(16,609)	25,899	21,854
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses of fixed maturity securities	—	(467)	—
Portion of loss recognized in other comprehensive income (loss)	(34)	(15)	(19)
Net other-than-temporary impairment losses recognized in earnings	(34)	(482)	(19)
Net investment gains (losses)	$(16,643)	$25,417	$21,835
Gains and losses from sales of investment securities in the above table includes a net loss related to the deposit-type reinsurance agreement of $12.3 million during 2022.  The portion of loss recognized in Other Comprehensive Income (Loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Other-than-temporary impairments of less than $0.1 million were recorded in earnings during the year ended December 31, 2022.  Other-than-temporary impairments of $0.5 million were recorded in earnings during the year ended December 31, 2021.  Other-than-temporary impairments of less than $0.1 million were recorded in earnings during the year ended December 31, 2020.
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2022	2021	2020
Proceeds	$635,322	$42,779	$18,899
The increase in proceeds in 2022 largely resulted from the deposit-type reinsurance agreement.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Mortgage Loans
Investments in mortgage loans totaled $591.9 million at December 31, 2022, compared to $596.0 million at December 31, 2021.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses.  This allowance was $2.8 million at both December 31, 2022 and December 31, 2021.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
Commercial mortgage loans represented 19% of our total investments at December 31, 2022, up from 15% at December 31, 2021.  New commercial loans, including refinanced loans, totaled $88.2 million during 2022 and $118.5 million during 2021.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $2.0 million at December 31, 2022 and $1.9 million at December 31, 2021.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 22 new loans to the portfolio during 2022, and 91% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 45% at December 31, 2022 and 46% at December 31, 2021.  This ratio is based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  We have certain mortgage loans that have an unamortized premium, totaling less than $0.1 million at both December 31, 2022 and December 31, 2021.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2022	2021
Principal outstanding	$594,681	$598,829
Allowance for loan losses	(2,753)	(2,792)
Carrying value	$591,928	$596,037
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2022	% of Total	2021	% of Total
Prior to 2014	$30,554	5%	$56,024	9%
2014	10,470	2%	12,409	2%
2015	46,149	8%	64,001	11%
2016	81,238	14%	89,144	15%
2017	58,073	10%	74,107	12%
2018	44,190	7%	46,809	8%
2019	25,079	4%	27,930	5%
2020	104,279	18%	111,596	19%
2021	107,620	18%	116,809	19%
2022	87,029	14%	—	—%
Principal outstanding	$594,681	100%	$598,829	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2022	% of Total	2021	% of Total
Pacific	$122,504	20%	$125,167	21%
East north central	108,561	18%	102,759	17%
West south central	77,461	13%	81,083	14%
South Atlantic	69,340	12%	72,021	12%
Mountain	65,903	11%	70,415	12%
West north central	64,088	11%	64,416	11%
Middle Atlantic	46,098	8%	42,691	7%
East south central	29,985	5%	29,108	5%
New England	10,741	2%	11,169	1%
Principal outstanding	$594,681	100%	$598,829	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2022	% of Total	2021	% of Total
California	$77,683	13%	$80,037	13%
Texas	77,226	13%	80,716	13%
Ohio	54,718	9%	52,651	9%
Minnesota	37,860	6%	45,787	8%
Florida	34,738	6%	36,796	6%
Arizona	28,242	5%	27,592	5%
All others	284,214	48%	275,250	46%
Principal outstanding	$594,681	100%	$598,829	100%
The following table identifies mortgage loans by property type at December 31.
	2022	% of Total	2021	% of Total
Industrial	$412,550	69%	$424,553	71%
Office	107,371	18%	102,547	17%
Retail	32,586	5%	33,019	6%
Other [1]	42,174	8%	38,710	6%
Principal outstanding	$594,681	100%	$598,829	100%
1  The Other category consists principally of medical properties and apartments.
The following table identifies mortgage loans by maturity at December 31.
	2022	% of Total	2021	% of Total
Due in one year or less	$34,463	6%	$11,120	2%
Due after one year through five years	141,146	24%	16,347	3%
Due after five years through ten years	327,446	55%	315,404	53%
Due after ten years	91,626	15%	255,958	42%
Principal outstanding	$594,681	100%	$598,829	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2022	% of Total	2021	% of Total
70% or greater	$36,378	6%	$70,951	12%
50% to 69%	339,667	57%	339,120	57%
Less than 50%	218,636	37%	188,758	31%
Principal outstanding	$594,681	100%	$598,829	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced six loans with a total outstanding balance of $18.3 million during the year ended December 31, 2022.  We refinanced eight loans with a total outstanding balance of $14.5 million during the year ended December 31, 2021.  None of these refinancings were the result of troubled debt restructuring.
At December 31, 2022 and December 31, 2021, we did not have any loan defaults and no material contract modifications, deferrals, or forbearance agreements had been executed.  However, certain short-term deferrals of principal and interest on a small portion of the mortgage loan portfolio were granted during 2020 related to the COVID-19 pandemic and the associated economic impacts.  The mortgage loan deferrals that were granted in 2020 concluded and were fully repaid in 2021.  We continue to closely monitor our mortgage loan portfolio and work closely with borrowers who are or were negatively impacted by the COVID-19 pandemic.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2022	2021
Land	$56,075	$56,075
Buildings	131,435	131,919
Less accumulated depreciation	(49,332)	(48,690)
Real estate, commercial	138,178	139,304
Real estate, joint ventures	3,471	2,974
Total	$141,649	$142,278
Investment real estate is depreciated on a straight-line basis over periods ranging from three years to 60 years.  We had real estate sales of $0.8 million during 2022, $51.0 million during 2021, and $29.7 million during 2020.  In the fourth quarter of 2021, we completed the acquisition of 100% membership interests of certain land and buildings in three separate limited liability companies in Urbandale, Iowa for $36.0 million.  This acquisition terminated an arrangement previously identified as a real estate joint venture in 2020 discussed in the following paragraph.
We had $3.5 million in real estate joint ventures at December 31, 2022, compared with $3.0 million at December 31, 2021.  At December 31, 2020, we were the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.3 million.  Each of the three subsidiary real estate limited liability companies held a 50% interest in three separate joint ventures, all based in Urbandale, Iowa.  Our position in these joint ventures was terminated during 2021.
The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2022 or 2021.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $35.7 million at December 31, 2022, compared to $41.0 million at December 31, 2021.  None of our real estate joint ventures were non-income producing at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 2.  Other investments also include holdings in certain mineral rights, which are valued giving consideration to the underlying holdings of the real estate interests.  These investments are classified as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2022 and December 31, 2021 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2022, approximately 83% of the carrying value of these investments was from an external pricing service, 17% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2021, approximately 90% of the carrying value of these investments was from an external pricing service, 10% was from brokers, and less than 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations, but we generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we only solicit brokers who have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  Cash flows are discounted at the risk-free rate plus a spread for issuer discount (non-performance) risk.  The risk neutral scenarios are generated using the current risk-free rate curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption is based on the 2012 Individual Annuity Reserving Table.  The source for risk-free rates was changed in the third quarter of 2022, to use the Treasury (CMT) rate curve instead of the London Interbank Offered Rate (LIBOR) Swap curve.  This change was made due to the upcoming change in publication and anticipated cessation of LIBOR rates.  The change in rates did not result in a material impact to the consolidated financial statements for the year ended December 31, 2022.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.  We sold all of our corporate private-labeled residential mortgage-backed securities during 2022.
	2022
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$8,837	$94,002	$—	$102,839
Federal agency issued residential mortgage-backed securities [1]	—	56,493	—	56,493
Subtotal	8,837	150,495	—	159,332
Corporate obligations:
Industrial	—	300,302	—	300,302
Energy	—	75,166	—	75,166
Communications and technology	—	159,716	—	159,716
Financial	—	349,655	—	349,655
Consumer	—	428,322	—	428,322
Public utilities	—	272,247	—	272,247
Subtotal	—	1,585,408	—	1,585,408
Municipal securities	—	249,826	—	249,826
Other	—	205,027	—	205,027
Redeemable preferred stocks	—	5,226	—	5,226
Fixed maturity securities	8,837	2,195,982	—	2,204,819
Equity securities	425	1,151	342	1,918
Short-term investments	58,497	—	—	58,497
Other investments	—	2,960	436	3,396
Separate account assets	—	381,581	—	381,581
Total	$67,759	$2,581,674	$778	$2,650,211

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$2,802	$2,802
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(2,849)	(2,849)
Separate account liabilities	—	381,581	—	381,581
Total	$—	$381,581	$(47)	$381,534
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2021
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,489	$150,951	$—	$160,440
Federal agency issued residential mortgage-backed securities [1]	—	75,698	—	75,698
Subtotal	9,489	226,649	—	236,138
Corporate obligations:
Industrial	—	437,718	—	437,718
Energy	—	156,191	—	156,191
Communications and technology	—	249,552	—	249,552
Financial	—	488,342	—	488,342
Consumer	—	684,461	—	684,461
Public utilities	—	373,351	—	373,351
Subtotal	—	2,389,615	—	2,389,615
Corporate private-labeled residential mortgage-backed securities	—	12,044	—	12,044
Municipal securities	—	268,955	—	268,955
Other	—	175,397	—	175,397
Redeemable preferred stocks	—	6,048	—	6,048
Fixed maturity securities	9,489	3,078,708	—	3,088,197
Equity securities	406	3,270	—	3,676
Short-term investments	74,501	—	—	74,501
Other investments	—	6,688	—	6,688
Separate account assets	—	504,976	—	504,976
Total	$84,396	$3,593,642	$—	$3,678,038

Percent of total	2%	98%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$6,264	$6,264
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(149)	(149)
Separate account liabilities	—	504,976	—	504,976
Total	$—	$504,976	$6,115	$511,091
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2022
	Assets	Liabilities
	Equity Securities and Other Investments	Indexed Universal Life	GMWB
Beginning balance	$—	$6,264	$(149)
Included in earnings	212	(3,462)	(2,872)
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	566	—	—
Issuances	—	—	308
Sales	—	—	—
Other dispositions	—	—	(136)
Transfers out of Level 3	—	—	—
Ending balance	$778	$2,802	$(2,849)

	2021
	Liabilities
	Indexed Universal Life	GMWB
Beginning balance	$5,402	$2,201
Included in earnings	862	(3,208)
Included in other comprehensive income (loss)	—	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	1,018
Sales	—	—
Other dispositions	—	(160)
Transfers out of Level 3	—	—
Ending balance	$6,264	$(149)
We did not have any transfers between any levels during the years ended December 31, 2022 or December 31, 2021.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2022.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,849)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.33%-1.40%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2021.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(149)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.27%-1.13%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2022	2021
	Increase/(Decrease) in millions
A 10% increase in the mortality assumption	$(0.1)	$(0.2)
A 10% decrease in the lapse assumption	—	0.3
A 10% increase in the benefit utilization	0.4	1.1
A 10 basis point increase in the credit spreads used for non-performance	(0.2)	(0.4)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2022
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$538,275	$538,275	$591,928
Policy loans	—	—	82,739	82,739	82,739
Other investments	—	9,044	—	9,044	9,044

Liabilities:
Individual and group annuities	—	—	1,125,759	1,125,759	1,142,528
Supplementary contracts and annuities without life contingencies	—	—	52,242	52,242	56,407
Policyholder account balances:
Funding agreement	—	100,614	—	100,614	100,614

	2021
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Mortgage loans	$—	$—	$613,829	$613,829	$596,037
Policy loans	—	—	82,060	82,060	82,060
Other investments	—	6,152	—	6,152	6,152

Liabilities:
Individual and group annuities	—	—	1,088,328	1,088,328	1,106,065
Supplementary contracts and annuities without life contingencies	—	—	54,248	54,248	54,899
Policyholder account balances:
Funding agreement	—	30,023	—	30,023	30,023

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2022	2021
Agent receivables, net (allowance $198; 2021 - $912)	$1,635	$1,819
Investment-related financing receivables:
Mortgage loans, net (allowance $2,753; 2021 - $2,792)	591,928	596,037
Total financing receivables	$593,563	$597,856
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.  Agent receivables are included in Other Assets in the Consolidated Balance Sheets.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2022			2021
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$543	$150	$393	$833	$266	$567
Other agent receivables	1,290	48	1,242	1,898	646	1,252
Total	$1,833	$198	$1,635	$2,731	$912	$1,819
The following table details the activity within the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2022	2021
Beginning of year	$912	$1,084
Additions	261	58
Deductions	(975)	(230)
End of year	$198	$912
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2022	2021
Mortgage loans collectively evaluated for impairment	$560,612	$563,196
Mortgage loans individually evaluated for impairment	34,069	35,633
Allowance for loan losses	(2,753)	(2,792)
Carrying value	$591,928	$596,037
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due at December 31, 2022 or December 31, 2021.
We had no troubled debt restructurings during 2022 or 2021.
The following table details the activity within the allowance for mortgage loan losses at December 31.  The provision reflects new loans and maturities, and the deductions reflect payments on loans and recoveries received.
	2022	2021
Beginning of year	$2,792	$2,854
Provision	387	539
Deductions	(426)	(601)
End of year	$2,753	$2,792
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions, inclusive of the COVID-19 pandemic, that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures that are classified as VIEs.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.  We also invest in certain private equity security interests.  These VIEs are included in Other Investments in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2022	2021	2020
Federal income tax credits realized	$405	$920	$1,697
Amortization	193	672	1,093
Our investments in other real estate VIEs and private equity security interest VIEs are recorded using the equity method.  Cash distributions from the VIEs and cash contributions to the VIEs are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2022, December 31, 2021, or December 31, 2020.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2022 and December 31, 2021.  The table includes investments in one real estate joint venture, six affordable housing real estate joint ventures, and one private equity security interest at December 31, 2022 and two real estate joint ventures and seven affordable housing real estate joint ventures at December 31, 2021.  In 2021, we sold our membership in three real estate joint ventures for $20.2 million.
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$1,680	$1,680	$978	$978
Affordable housing real estate joint ventures	1,791	8,794	1,996	10,223
Private equity security interests	6,309	32,009	—	—
Total	$9,780	$42,483	$2,974	$11,201
The maximum exposure to loss relating to the real estate joint ventures, affordable housing real estate joint ventures, and private equity security interests is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2022 and December 31, 2021, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2022 and December 31, 2021, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.  At December 31, 2022, we had unfunded commitments of $27.1 million for additional private equity security interest contributions.  At December 31, 2021, we had no commitments to fund additional private equity security interest contributions.
In addition, the maximum exposure to loss on affordable housing joint ventures included $5.2 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2022, compared to $6.2 million at December 31, 2021.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $381.6 million at December 31, 2022 and $505.0 million at December 31, 2021.  Variable universal life and variable annuity assets comprised 32% and 68% of total separate account assets in 2022, compared to 31% and 69% of the total in 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2022	2021
Balance at beginning of year	$504,976	$463,041
Deposits on variable policyholder contracts	21,185	29,108
Transfers to general account	(5,096)	(5,271)
Investment performance	(89,271)	77,678
Policyholder benefits and withdrawals	(37,925)	(46,453)
Contract charges	(12,288)	(13,127)
Balance at end of year	$381,581	$504,976
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $92.8 million at December 31, 2022.  The fair value of the separate accounts with the GMWB rider was $122.5 million at December 31, 2021.  The GMWB guarantee liability was $(2.8) million at December 31, 2022 and $(0.1) million at December 31, 2021.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $381.6 million at December 31, 2022 and $505.0 million at December 31, 2021, and corresponding Separate Account Liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.5 million at December 31, 2022 and $0.4 million at December 31, 2021.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $317.9 million at December 31, 2022 and $392.7 million at December 31, 2021.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $37.0 million at December 31, 2022 and $34.1 million at December 31, 2021 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2022 and December 31, 2021.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Separate account balances for variable annuity contracts were $258.1 million at December 31, 2022 and $347.0 million at December 31, 2021.  The total reserve held for variable annuity GMDB was $0.2 million at December 31, 2022 and less than $0.1 million at December 31, 2021.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2022 and 2021 is provided below:
	2022			2021
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$199,394	$3,674	63.9	$264,983	$96	63.5
Return of the greater of the highest anniversary contract value or net deposits	8,095	1,520	71.7	11,712	7	71.2
Return of the greater of every fifth year highest anniversary contract value or net deposits	4,934	97	68.5	7,077	19	69.2
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	45,676	12,125	65.7	63,227	1,460	64.8
Total	$258,099	$17,416	64.6	$346,999	$1,582	64.1
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2022	2021
Money market	$2,036	$2,154
Fixed income	11,490	14,941
Balanced	69,906	91,029
International equity	16,119	21,238
Intermediate equity	132,830	180,005
Aggressive equity	25,718	37,632
Total	$258,099	$346,999

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$669	$30,670	$2,293	$33,632
Less reinsurance recoverable	(353)	(21,991)	(2,263)	(24,607)
Net liability at beginning of year	316	8,679	30	9,025
Incurred benefits related to:
Current year	18	27,792	34	27,844
Prior years [1]	(99)	(805)	(20)	(924)
Total incurred benefits	(81)	26,987	14	26,920
Paid benefits related to:
Current year	3	23,125	4	23,132
Prior years	71	4,770	10	4,851
Total paid benefits	74	27,895	14	27,983
Net liability at end of year	161	7,771	30	7,962
Reinsurance recoverable	399	20,006	2,169	22,574
Gross liability at end of year	$560	$27,777	$2,199	$30,536
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2021
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$606	$31,572	$2,595	$34,773
Less reinsurance recoverable	(412)	(23,565)	(2,565)	(26,542)
Net liability at beginning of year	194	8,007	30	8,231
Incurred benefits related to:
Current year	240	27,851	31	28,122
Prior years [1]	(1)	(817)	(25)	(843)
Total incurred benefits	239	27,034	6	27,279
Paid benefits related to:
Current year	46	22,437	1	22,484
Prior years	71	3,925	5	4,001
Total paid benefits	117	26,362	6	26,485
Net liability at end of year	316	8,679	30	9,025
Reinsurance recoverable	353	21,991	2,263	24,607
Gross liability at end of year	$669	$30,670	$2,293	$33,632
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	2020
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$659	$32,169	$3,952	$36,780
Less reinsurance recoverable	(455)	(23,983)	(3,921)	(28,359)
Net liability at beginning of year	204	8,186	31	8,421
Incurred benefits related to:
Current year	66	24,148	31	24,245
Prior years [1]	22	(802)	11	(769)
Total incurred benefits	88	23,346	42	23,476
Paid benefits related to:
Current year	35	20,013	1	20,049
Prior years	63	3,512	42	3,617
Total paid benefits	98	23,525	43	23,666
Net liability at end of year	194	8,007	30	8,231
Reinsurance recoverable	412	23,565	2,565	26,542
Gross liability at end of year	$606	$31,572	$2,595	$34,773
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2022	2021	2020
Individual Insurance Segment:
Individual accident and health	$560	$669	$606
Individual life	32,966	42,915	42,860
Deferred annuity	2,936	4,306	5,743
Subtotal	36,462	47,890	49,209

Group Insurance Segment:
Group accident and health	27,777	30,670	31,572
Group life	3,453	3,978	3,573
Subtotal	31,230	34,648	35,145

Old American Segment:
Individual accident and health	2,199	2,293	2,595
Individual life	10,141	11,050	12,105
Subtotal	12,340	13,343	14,700
Total	$80,032	$95,881	$99,054
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at both December 31, 2022 and December 31, 2021.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2022 was $4.5 million, consisting of an undiscounted amount of $5.7 million and an aggregated discount amount deducted of $1.2 million.  Discount rates ranged from 2.60% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2022.  The information about incurred claims development for the years ended December 31, 2013 to December 31, 2021 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
2013	$806	$836	$815	$838	$838	$822	$854	$869	$863	$868	$—	236
2014		868	955	799	768	770	728	735	729	736	—	186
2015			989	918	701	697	643	646	641	644	—	230
2016				1,694	1,552	1,382	1,412	1,284	962	947	—	244
2017					2,038	1,727	1,513	1,436	1,431	1,369	—	257
2018						2,473	2,192	2,135	1,745	1,620	—	297
2019							2,056	2,036	1,879	1,778	—	331
2020								1,483	1,094	936	—	198
2021									1,873	1,496	—	227
2022										1,609	643	128
										$12,003
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2022.  The information about paid claims development for the years ended December 31, 2013 to December 31, 2021 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
2013	$91	$336	$449	$501	$537	$564	$600	$630	$657	$684
2014		71	276	411	481	499	517	550	579	605
2015			100	390	491	531	545	561	573	584
2016				164	505	626	690	736	783	804
2017					162	549	703	785	867	926
2018						208	681	869	1,012	1,108
2019							251	752	980	1,108
2020								162	469	604
2021									237	706
2022										177
									Total	$7,306
All outstanding liabilities before 2013, net of reinsurance										$994
Liabilities for claims and claim adjustment expenses, net of reinsurance										$5,691

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2022	2021
Net outstanding liabilities:
Group long-term disability	$5,691	$6,049
Other short-duration contracts	6,351	7,549
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	12,042	13,598
Reinsurance recoverable on unpaid claims:
Group long-term disability	24,459	26,214
Other short-duration contracts	3,183	3,294
Total reinsurance recoverable on unpaid claims	27,642	29,508

Insurance lines other than short-duration	46,061	58,289
Unallocated claims adjustment expenses	—	—
Impact of discounting	(5,713)	(5,514)
Other	—	—
	40,348	52,775
Total gross liability for unpaid claims and claim adjustment expenses	$80,032	$95,881
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2022.
	Years
	1	2	3	4	5
Group long-term disability	13.60%	31.90%	13.70%	7.30%	4.20%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2022 and 2021.  Assumed participating business from the acquisition of closed blocks of business accounted for 98% of total participating statutory premiums in both 2022 and 2021.   Participating business equaled 5% of total life insurance in force at both December 31, 2022 and December 31, 2021.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2022 and December 31, 2021.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2022 or December 31, 2021.
We had unsecured revolving lines of credit with two major commercial banks that totaled $80.0 million at December 31, 2022,  with no balances outstanding.  We had unsecured revolving lines of credit with three major commercial banks that totaled $70.0 million at December 31, 2021, with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices maturing in June of 2023.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2022 or 2021 and had no outstanding borrowings as of December 31, 2022 or December 31, 2021.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we will have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2022, collateral comprised primarily of securities and mortgages in the amount of $295.6 million, with a fair value of $264.2 million, were pledged to the FHLB, providing a borrowing capacity of $209.7 million.  At December 31, 2021, collateral comprised primarily of securities and mortgages in the amount of $254.5 million, with a fair value of $254.6 million, were pledged to the FHLB, providing a borrowing capacity of $196.3 million.  The rates of interest are variable and set by the FHLB at the time of the advance.  The Company's capital investment totaled $9.0 million at December 31, 2022 and $6.2 million at December 31, 2021 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on the capital investment totaled $0.3 million for the year ended December 31, 2022, $0.2 million for the year ended December 31, 2021, and $0.1 million for the year ended December 31, 2020.
Funding Agreements
During 2021, the Company began entering into advance funding agreements with the FHLB.  Under the agreements, the Company pledges fixed maturity security and commercial mortgage loan collateral and receives cash, which is then reinvested, primarily into other fixed maturity securities.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.    We have established a maximum participation of $100.0 million with this program.  Total obligations outstanding under these agreements, which mature between 2024 and 2027, were $100.0 million at December 31, 2022 and $30.0 million at December 31, 2021 and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Accrued interest on these obligations totaled $0.6 million at December 31, 2022 and less than $0.1 million at December 31, 2021.  Interest is credited based on variable rates set by the FHLB and totaled $2.0 million for the year ended December 31, 2022 and less than $0.1 million for the year ended December 31, 2021.  Interest income on the variable rate fixed maturity securities totaled $3.1 million for the year ended December 31, 2022 and $0.2 million for the year ended December 31, 2021.  Cash interest payments were $1.5 million during the year ended December 31, 2022 and less than $0.1 million during the year ended December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2022	2021	2020
Current income tax expense	$2,496	$7,587	$6,695
Deferred income tax benefit	(7,035)	(5,371)	(5,951)
Total income tax expense (benefit)	$(4,539)	$2,216	$744
The following table provides information about taxes paid for the years ended December 31.
	2022	2021	2020
Cash paid for income taxes	$2,766	$7,273	$3,667
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2022		2021		2020
Federal income tax rate	21%		21%		21%
Tax credits, net of equity adjustment	2%		(5	) %	(6	) %
Impact of CARES Act	—%		—%		(7	) %
Permanent differences and other	(1	) %	1%		(3	) %
Effective income tax rate	22%		17%		5%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2022	2021
Deferred tax assets:
Future policy benefits	$17,650	$23,691
Unrealized investment losses	56,830	—
Employee retirement benefits	4,010	6,855
Tax carryovers	508	831
Legal reserve	5,956	—
Other	5,988	1,788
Deferred tax assets	90,942	33,165
Valuation allowance	(189)	—
Deferred tax assets, net of valuation allowance	90,753	33,165
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	(3,028)	(2,683)
Unrealized investment gains	—	(40,597)
Capitalization of DAC, net of amortization	(33,901)	(28,814)
VOBA	(3,877)	(1,507)
Property and equipment	(2,266)	(2,876)
Deferred tax liabilities	(43,072)	(76,477)
Net deferred tax asset (liability)	47,681	(43,312)
Current tax liability	(1,048)	(1,510)
Income taxes receivable (payable)	$46,633	$(44,822)
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2019.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.  The Company recognized no tax benefit related to tax penalty and interest expense in 2022, 2021, or 2020.
We had no material uncertain tax positions at December 31, 2022 or December 31, 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2022	2021	2020
Income tax expense (benefit)	$(4,539)	$2,216	$744
Stockholders’ equity:
Related to:
Change in net unrealized gains (losses) on securities available for sale	(97,428)	(26,811)	30,809
Effect on DAC, VOBA, and DRL	8,330	2,112	(2,076)
Change in policyholder liabilities	7,112	2,458	(4,222)
Change in benefit plan obligations	(1,970)	1,360	289
Total income tax expense (benefit) included in financial statements	$(88,495)	$(18,665)	$25,544
The Coronavirus Aid, Relief and Economic Security Act (CARES Act) was signed into law on March 27, 2020, in an effort to provide fast and direct economic assistance to Americans during the COVID-19 health crisis.  The CARES Act had several income tax provisions that were utilized, which had a direct impact on our effective tax rate and income tax expense for 2020.  The benefits that applied to us included, but were not limited to, the ability to carry back net operating losses and the acceleration of the recovery of Alternative Minimum Tax (AMT) credits.  The 7% decrease in the effective tax rate noted above for 2020 was primarily the result of our ability to carry back net operating losses from the taxable years 2018 through 2020, which were taxed at a federal income tax rate of 21%, to the taxable years 2013 through 2017, which were taxed at a federal income tax rate of 35%.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits were frozen, and that no further benefits or accruals were earned after December 31, 2010.  Although participants no longer accrue additional benefits under the pension plan at December 31, 2010, participants continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account continues to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for 2022 and 2021.
The benefits expected to be paid in each year from 2023 through 2027 are as follows: $10.2 million in 2023; $8.4 million in 2024; $8.1 million in 2025; $7.7 million in 2026; and $7.7 million in 2027.  The aggregate benefits expected to be paid in the five years from 2028 through 2032 are $36.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2022 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2023 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2022	Target Allocation	2021	Target Allocation

Equity securities	41%	28% - 48%	39%	28% - 48%
Asset allocation and alternative assets	15%	10% - 20%	15%	10% - 20%
Debt securities	44%	30% - 60%	46%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and is used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The current assumption for the expected long-term rate of return on plan assets is 5.80%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2023, the assumption for the expected long-term rate of return on plan assets was 6.83%.
The assumed discount rate used to determine the benefit obligation was 4.90% for pension benefits and 4.96% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2022.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2023 through 2027 are as follows: $0.9 million in 2023; $0.9 million in 2024; $1.0 million in 2025; $0.9 million in 2026; and $0.9 million in 2027.  The aggregate benefits expected to be paid in the five years from 2028 through 2032 are $3.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2022.  The 2023 contribution for the postemployment medical plans is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in 2022 and $0.1 million in 2021 and $0.2 million in 2020.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in 2022, $0.2 million in 2021, and $0.3 million in 2020.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.4 million in 2022, $2.5 million in 2021, and $2.6 million in 2020.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2022, 2021, or 2020.
We recognize the funded status of our pension and postemployment plans in the Consolidated Balance Sheets, measured as the difference between plan assets at fair value and the projected benefit obligation.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in gains of $24.0 million during 2022 and gains of $5.8 million during 2021.  The pension plan included losses from asset returns compared to expected returns of $35.2 million in 2022 and gains of $5.5 million in 2021.  The mortality assumption and lump sum interest changes resulted in losses of $1.9 million in 2022 and losses of $0.7 million in 2021.  The pension plan included losses from census change of $1.0 million and future cost of living adjustment of $2.3 million in 2022.  The pension plan included losses from census change of $3.9 million and future cost of living adjustment of $2.4 million in 2021.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in gains of $3.9 million in 2022 and gains of $0.9 million in 2021 and gains from updated claims costs of $1.0 million in 2022 and losses of $0.6 million in 2021.  The postretirement benefits did not include any gains or losses from spouse participation assumption in 2022, compared to gains of $0.6 million in 2021.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2022	2021	2022	2021
Change in projected benefit obligation:
Benefit obligation at beginning of year	$124,107	$130,242	$19,006	$20,105
Service cost	—	—	124	181
Interest cost	2,942	2,505	498	460
Plan participants' contributions	—	—	605	547
Actuarial loss (gain)	(19,146)	1,222	(5,575)	(781)
Benefits paid	(10,225)	(9,862)	(1,683)	(1,506)
Benefit obligation at end of year	$97,678	$124,107	$12,975	$19,006

Change in plan assets:
Fair value of plan assets at beginning of year	$171,562	$165,647	$—	$—
Return on plan assets	(25,545)	14,749	—	—
Plan participants' contributions	—	—	605	547
Company contributions	100	1,028	1,078	959
Benefits paid	(10,225)	(9,862)	(1,683)	(1,506)
Fair value of net plan assets at end of year	$135,892	$171,562	$—	$—

Under (over) funded status at end of year	$(38,214)	$(47,455)	$12,975	$19,006

	Pension Benefits		OPEB
	2022	2021	2022	2021
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$73,413	$59,413	$(13,346)	$(8,672)
Prior service credit	(1,142)	(1,208)	—	—
Total accumulated other comprehensive income (loss)	$72,271	$58,205	$(13,346)	$(8,672)

	Pension Benefits		OPEB
	2022	2021	2022	2021
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net loss (gain)	$16,067	$(4,248)	$(5,575)	$(781)
Amortization of net gain (loss)	(2,066)	(2,374)	902	864
Amortization of prior service credit	66	66	—	—
Total loss (gain) recognized in other comprehensive income (loss)	$14,067	$(6,556)	$(4,673)	$83

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	Pension Benefits		OPEB
	2022	2021	2022	2021
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	4.90%	2.47%	4.96%	2.68%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	2.47%	2.00%	2.68%	2.33%
Expected return on plan assets	5.80%	5.77%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2022	2021
Fixed maturity securities:
U.S. Government	$33	$85
Industrial and public utility	5,117	6,615
Investment funds:
Mutual funds	30,688	41,092
Collective trust	97,469	120,301
Limited partnerships	2,460	3,375
Other invested assets	30	31
Cash and cash equivalents	46	6
Receivables	49	57
Fair value of assets at end of year	$135,892	$171,562

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2022
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$33	$—	$33
Industrial and public utility	—	5,117	—	5,117
Mutual funds	30,688	—	—	30,688
Other invested assets	—	—	30	30
Total assets in the fair value hierarchy	30,688	5,150	30	35,868

Investments measured at net asset value: [1]
Collective trust				97,469
Limited partnerships				2,460
Investments at fair value				$135,797

	2021
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$85	$—	$85
Industrial and public utility	—	6,615	—	6,615
Mutual funds	41,092	—	—	41,092
Other invested assets	—	—	31	31
Total assets in the fair value hierarchy	41,092	6,700	31	47,823

Investments measured at net asset value: [1]
Collective trust				120,301
Limited partnerships				3,375
Investments at fair value				$171,499
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2022	2021
Beginning balance	$31	$10
Gains (losses) realized and unrealized	(1)	21
Ending balance	$30	$31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2022	2021	2020	2022	2021	2020
Service cost	$—	$—	$—	$124	$181	$184
Interest cost	2,942	2,505	3,494	498	460	576
Expected return on plan assets	(9,667)	(9,279)	(9,255)	—	—	—
Amortization of:
Unrecognized actuarial net loss (gain)	2,066	2,374	2,514	(902)	(864)	(1,039)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(4,725)	(4,466)	(3,313)	(280)	(223)	(279)
Total recognized in other comprehensive income (loss)	14,067	(6,556)	(3,291)	(4,673)	83	1,915
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$9,342	$(11,022)	$(6,604)	$(4,953)	$(140)	$1,636
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.50%, decreasing gradually to 5.00% in 2030 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2022.
Defined Measurement Period		Number of Units	Grant Price
2020-2022		129,114	$32.70
2021-2023		114,167	$37.39
2022-2024		116,859	$42.03
2023-2025	*	179,314	$27.60
* Effective January 1, 2023
The Company made a cash payment of $1.3 million under the long-term incentive plan during 2022 for the three-year interval ended December 31, 2021.  The Company did not make any cash payments under the long-term incentive plan during 2021 for the three-year interval ended December 31, 2020.  The Company did not make any cash payments under the long-term incentive plan during 2020 for the three-year interval ended December 31, 2019.  The change in accrual that reduced operating expense during 2022 was $1.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2021 was $1.5 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2020 was $0.6 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
14. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2022	2021	2020
Life insurance in force (in millions):
Direct	$50,479	$50,757	$52,334
Ceded	(31,667)	(32,269)	(32,884)
Assumed	4,316	5,082	4,121
Net	$23,128	$23,570	$23,571

Premiums:
Life insurance:
Direct	$259,646	$253,348	$265,564
Ceded	(106,060)	(98,507)	(94,074)
Assumed	5,776	7,030	4,855
Net	$159,362	$161,871	$176,345

Accident and health:
Direct	$59,253	$57,043	$58,131
Ceded	(10,007)	(10,050)	(10,720)
Net	$49,246	$46,993	$47,411
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $9.4 million at December 31, 2022 and $10.6 million at December 31, 2021.  The reserve for future policy benefits ceded under this agreement was $5.8 million at December 31, 2022 and $6.5 million at December 31, 2021.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Sunset Life on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $494.0 million at December 31, 2022 and $531.6 million at December 31, 2021.  Premiums totaled $5.3 million during 2022, $5.4 million during 2021, and $5.6 million during 2020.
On January 1, 2022, Old American entered into a reinsurance agreement whereby it began reinsuring 50% of new business on selected products.  Effective October 1, 2022, this agreement was modified to reinsure 75% of new business on selected products.  As part of this arrangement, the assuming entity agreed to provide certain administrative support in the form of underwriting services.  In 2022, this support was not material to the reinsurance arrangement or to the Company's operating expenses.  The insurance in force ceded approximated $66.7 million at December 31, 2022 and premiums totaled $5.4 million during 2022.
In the second quarter of 2022, the Company reinsured a block of fixed annuity business with an average crediting rate of 3.75% to a certified domestic reinsurer.  This reinsurance arrangement was effective April 1, 2022.  The contract reinsured $516.2 million in policyholder account balance liabilities in exchange for fixed maturity securities and cash, less deferred revenue.  We immediately recognized $11.6 million of certain non-refundable premiums associated with the transaction in investment income.  The remaining deferred revenue will be amortized in future periods.  The net consideration transferred to the reinsurer was $493.9 million.  This resulted in recognizing a deposit asset on reinsurance of $516.2 million at April 1, 2022.  Fixed maturity securities were transferred at market value as of the closing date of the transaction, resulting in a pre-tax net realized investment loss of $12.3 million.  We will continue to administer this business on an ongoing basis, and we will receive an ongoing expense allowance associated with these efforts.  The remaining deferred revenue liability is included in Other Liabilities in the Consolidated Balances Sheets and will be amortized over future periods consistent with the amortization of the Deposit Asset on Reinsurance.  The Company determined that the reinsurance agreement does not expose the reinsurer to a

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
significant loss from insurance risk. Therefore, the Company has recognized the reinsurance agreement using the deposit-type method of accounting.  The reserve credit transferred to the reinsurer is reported as Deposit Asset on Reinsurance in the Consolidated Balance Sheets.  As amounts are received or paid, consistent with the underlying reinsured contracts, the Deposit Asset on Reinsurance is adjusted.  The Deposit Asset on Reinsurance is also accreted to the estimated ultimate cash flows using the interest method and the adjustment is reported as Net Investment Income in the Consolidated Statements of Comprehensive Income.  In 2022, the investment income recognized was $25.6 million less $3.8 million in transferred investment income.  The interest credited on the block was $13.9 million.  As of December 31, 2022, the Deposit Asset on Reinsurance balance was $484.4 million.

Reinsurance recoverables were $389.6 million at year-end 2022, consisting of reserves ceded of $356.2 million and claims ceded of $33.4 million.  Reinsurance recoverables were $400.0 million at year-end 2021, consisting of reserves ceded of $353.1 million and claims ceded of $46.9 million.
The maximum retention on any one life during 2022 and 2021 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose recoverable was 5% or greater of our total reinsurance recoverable and deposit asset on reinsurance at December 31, 2022, along with their A.M. Best credit rating.
	A.M. Best Rating		Reinsurance Recoverable and Deposit Asset on Reinsurance	% of Recoverable
RGA Reinsurance Company	A	+	$600,539	69%
Transamerica Life Insurance Company	A		120,846	14%
Other (26 Companies)			152,636	17%
Total			$874,021	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe it is probable that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2022 and 2021, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $516.7 million of life insurance in force at December 31, 2022 and $559.1 million of life insurance in force at December 31, 2021.  This block generated life insurance premiums of $1.6 million in 2022, $1.7 million in 2021, and $1.9 million in 2020.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $317.9 million of separate account balances at December 31, 2022, which are included in the financial statements of American Family, compared to $392.7 million at December 31, 2021.  This block consisted of $0.5 million of future policy benefits and $37.0 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2022.  This block consisted of $0.5 million of future policy benefits and $34.1 million in fixed fund balances at December 31, 2021.
Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Sunset Life for all direct policyholder liabilities written by Sunset Life.  Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
occurred December 31, 2020.  As Sunset Life was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Sunset Life on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  The Company is pursuing a novation plan, whereby policies under this agreement will be converted to direct business of Kansas City Life.  In order to novate, certain conditions must be met as identified under state regulations.  As these conditions are met, a policy is converted to a direct policy and the reinsurance aspect is eliminated.  As of December 31, 2022, approximately two-thirds of the reserves for these policies have been converted.  This block had $1.0 billion of life insurance in force at December 31, 2022 and generated life insurance premiums of $1.2 million in 2022.  This block had $1.1 billion of life insurance in force at December 31, 2021 and generated life insurance premiums of $2.4 million in 2021.  This block consisted of $30.5 million of future policy benefits and $201.7 million of policyholder account balances at December 31, 2022.  This block consisted of $33.6 million of future policy benefits and $210.1 million of policyholder account balances at December 31, 2021.
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income (Loss) and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2022
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(474,535)	$(99,652)	$(374,883)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(10,557)	(2,217)	(8,340)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	(34)	(7)	(27)
Net unrealized losses excluding impairment losses	(463,944)	(97,428)	(366,516)
Effect on DAC, VOBA, and DRL	39,664	8,330	31,334
Change in policyholder liabilities	33,877	7,112	26,765
Change in benefit plan obligations	(9,394)	(1,970)	(7,424)
Other comprehensive loss	$(399,797)	$(83,956)	$(315,841)
Net loss			(16,218)
Comprehensive loss			$(332,059)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

	Year Ended December 31, 2021
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(123,342)	$(25,902)	$(97,440)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,810	1,010	3,800
Other-than-temporary impairment losses recognized in earnings	(467)	(98)	(369)
Other-than-temporary impairment losses recognized in other comprehensive loss	(15)	(3)	(12)
Net unrealized losses excluding impairment losses	(127,670)	(26,811)	(100,859)
Effect on DAC, VOBA, and DRL	10,058	2,112	7,946
Change in policyholder liabilities	11,705	2,458	9,247
Change in benefit plan obligations	6,475	1,360	5,115
Other comprehensive loss	$(99,432)	$(20,881)	$(78,551)
Net income			10,704
Comprehensive loss			$(67,847)

	Year Ended December 31, 2020
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$151,735	$31,864	$119,871
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,045	1,059	3,986
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(19)	(4)	(15)
Net unrealized gains excluding impairment losses	146,709	30,809	115,900
Effect on DAC, VOBA, and DRL	(9,885)	(2,076)	(7,809)
Change in policyholder liabilities	(20,104)	(4,222)	(15,882)
Change in benefit plan obligations	1,376	289	1,087
Other comprehensive income	$118,096	$24,800	$93,296
Net income			15,170
Comprehensive income			$108,466

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2022, net of tax.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$151,660	$1,062	$(39,128)	$(12,578)	$(26,765)	$74,251
Other comprehensive income (loss) before reclassification	(373,794)	(1,089)	(7,424)	31,334	26,765	(324,208)
Amounts reclassified from accumulated other comprehensive income (loss)	8,340	27	—	—	—	8,367
Net current-period other comprehensive income (loss)	(365,454)	(1,062)	(7,424)	31,334	26,765	(315,841)
End of year	$(213,794)	$—	$(46,552)	$18,756	$—	$(241,590)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2021, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$252,334	$1,247	$(44,243)	$(20,524)	$(36,012)	$152,802
Other comprehensive income (loss) before reclassification	(96,874)	(566)	5,115	7,946	9,247	(75,132)
Amounts reclassified from accumulated other comprehensive income (loss)	(3,800)	381	—	—	—	(3,419)
Net current-period other comprehensive income (loss)	(100,674)	(185)	5,115	7,946	9,247	(78,551)
End of year	$151,660	$1,062	$(39,128)	$(12,578)	$(26,765)	$74,251

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2022	2021	2020
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$(10,557)	$4,810	$5,045
Income tax benefit (expense) [2]	2,217	(1,010)	(1,059)
Net of taxes	(8,340)	3,800	3,986

Other-than-temporary impairment losses [1]	(34)	(482)	(19)
Income tax benefit [2]	7	101	4
Net of taxes	(27)	(381)	(15)

Total pre-tax reclassifications	(10,591)	4,328	5,026
Total income tax benefit (expense)	2,224	(909)	(1,055)
Total reclassification, net taxes	$(8,367)	$3,419	$3,971
1  (Increases) decreases Net Investment Gains (Losses) in the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases Income Tax Expense (Benefit) in the Consolidated Statements of Comprehensive Income.
16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2022, 2021, and 2020.  The number of shares outstanding at both December 31, 2022 and December 31, 2021 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  Sunset Life was also included in the Individual Insurance segment until its sale on November 1, 2021.  The results of Sunset Life operations are included in the Individual Insurance segment for the first ten months of 2021 and the year ended December 31, 2020.  For additional information on the sale of Sunset Life, please see the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2022
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$174,168	$64,662	$93,822	$332,652
Interest credited to policyholder account balances	72,974	—	—	72,974
Amortization of deferred acquisition costs	20,225	—	20,368	40,593
Income tax expense (benefit)	(4,262)	447	(724)	(4,539)
Net income (loss)	(15,176)	1,681	(2,723)	(16,218)
Assets	4,524,863	9,322	430,964	4,965,149

	2021
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$168,675	$62,145	$99,847	$330,667
Interest credited to policyholder account balances	79,725	—	—	79,725
Amortization of deferred acquisition costs	12,520	—	20,697	33,217
Income tax expense (benefit)	3,537	(106)	(1,215)	2,216
Net income (loss)	15,698	(401)	(4,593)	10,704
Assets	4,959,634	10,030	463,766	5,433,430

	2020
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$189,081	$62,695	$98,702	$350,478
Interest credited to policyholder account balances	78,792	—	—	78,792
Amortization of deferred acquisition costs	21,444	—	20,697	42,141
Income tax expense (benefit)	793	904	(953)	744
Net income (loss)	15,327	3,405	(3,562)	15,170
Assets	4,989,424	11,438	462,150	5,463,012

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2022
	First	Second	Third	Fourth

Total revenues	$119,231	$114,579	$119,998	$122,834
Total benefits and expenses	128,665	109,538	114,689	144,507
Net income (loss)	(7,676)	4,485	4,315	(17,342)
Per common share, basic and diluted	(0.79)	0.46	0.45	(1.79)
	2021
	First	Second	Third	Fourth

Total revenues	$122,331	$124,804	$121,282	$142,895
Total benefits and expenses	122,974	119,537	128,271	127,610
Net income (loss)	(668)	4,286	(6,006)	13,092
Per common share, basic and diluted	(0.07)	0.44	(0.62)	1.36
19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net loss from operations, net income (loss), and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2022	2021	2020

Net loss from operations	$(20,319)	$(5,494)	$(1,287)
Net income (loss)	(21,532)	24,165	11,554
Capital and surplus	220,044	245,300	265,341
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2022 in the above table includes capital and surplus of $21.5 million for Old American and $25.9 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2023 is $22.0 million, 10% of December 31, 2022 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2023 is $2.1 million, net gain from operations for the year ended December 31, 2022.
Grange Life is subject to the laws in Ohio, its state of domicile.  Ohio law limits the Company’s payment of dividends to its parent company, Kansas City Life.  The maximum dividend that may be paid by an Ohio-domiciled insurance company to its shareholders in any year without the prior approval of the Ohio Director of the Department of Insurance is limited to the greater of the net income of the preceding calendar year or 10% of capital and surplus as of the preceding December 31.  Ohio law also requires that any dividend be paid from earned surplus.  The maximum dividend payments that can be made in 2023, without obtaining prior approval, are $2.6 million subject to the amount of earned surplus available at the time of payment.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 445% to 680%, well in excess of the control level at December 31, 2022.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $8.8 million at December 31, 2022, $9.5 million at December 31, 2021, and $16.2 million at December 31, 2020.

20. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2022, we had purchase commitments to fund mortgage loans of $1.5 million and commitments to fund investments in private equity security interests of $27.1 million.
Subsequent to December 31, 2022, we entered into commitments to fund additional mortgage loans of $1.7 million.
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation.  Kansas City Life has ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group.  Based on the information currently available, the Company does not have sufficient information to make an assessment of the likelihood of any loss related to this matter.  The Company will continue to closely monitor developments related to the rehabilitation proceeding.
Kansas City Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We establish liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  Some matters could require us to pay damages or make other expenditures or establish accruals in amounts that cannot be estimated as of December 31, 2022.  Based on information currently known by management, management does not believe any such expenditures are likely to have a material adverse effect on Kansas City Life’s financial condition.
Cost of Insurance Litigation
We are the defendant in five related litigation matters (including three certified class actions and two putative class actions) that allege that we determined cost of insurance rates in excess of amounts permitted by the terms of certain life insurance policies.
•
Karr v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County).  In July 2021, the Court certified a class that includes current Missouri residents who purchased certain universal life policies (described below) in the State of Missouri that were active on or after January 1, 2002.  In February of 2022, the Court granted partial Summary Judgment to plaintiffs on three of the five counts at issue in the class action.  In December of 2022, a jury trial based solely on determining damages under the Court’s summary judgment ruling was held in Jackson County, Missouri.  The jury in that trial rendered a verdict of $28.4 million in favor of the plaintiffs related to the first three counts.  As of this date, the Court has not entered a judgment on the verdict nor has it issued a final verdict in the case.  We have opposed entry of judgment and plan to challenge any judgment that may be entered by the Court both with the trial court and, if necessary, through the appellate process.  While the verdict is not final, and while we will continue to challenge any judgment, the Company is establishing a contingent liability reserve related to the jury’s verdict in the amount of $28.4 million related to this matter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)

•
Meek v. Kansas City Life is a class action filed in the U.S. District Court for the Western District of Missouri.  In February of 2022, the Court certified a class on the first four claims of Plaintiff’s petition that includes current and former policyholders who purchased certain universal life policies (described below) that were issued in the State of Kansas and whose policies were active on or after January 1, 2002.  The Court has not ruled on the merits of plaintiff’s claims, but instead has determined that the class of policyholders certified in lawsuit meet the requirements of Federal Rule of Civil Procedure 23(b)(3), which governs class actions in federal courts.  We will vigorously defend this matter and believe we have meritorious defenses to all of the claims asserted.  The Meek and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
Sheldon v. Kansas City Life is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County). In May of 2022, the Court certified a class that includes policyholders who purchased certain Century II Variable Universal Life policies that were issued in the State of Missouri and whose policies were active on or after January 1, 2002.  The Court’s decision means that the class of policyholders certified in the Sheldon v. Kansas City Life lawsuit meets the requirements of Federal Rule of Civil Procedure 23(b)(3), which governs class actions in federal courts. While the ruling establishes a class at this stage of the litigation and permits the future issuance of a notice to class members, the Court has not decided who will win this case.  The Sheldon and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
Fine v. Kansas City Life is a putative class action filed in the U.S. District Court for the Central District of California.  The proposed class would include current and former policyholders who purchased certain universal life and certain variable universal life policies issued in the State of California.  This case was filed on March 29, 2022, and is in its preliminary stages.  The Court has not certified a class of policyholders or identified the policies at issue in this matter. The Fine and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter. In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

•
McMillan v. Kansas City Life is a putative class action filed in the U.S. District Court for the District of Maryland.  The proposed class would include current and former policyholders who purchased certain universal life and certain variable universal life policies originally issued in the State of Maryland.  This case was filed on May 5, 2022, and is in its preliminary stages.  The Court has not certified a class of policyholders or identified the policies at issue in this matter.  The McMillan and Karr matters include different defenses and matters of law.  We have not concluded that a loss is probable in this matter and have not accrued any liability related thereto.  However, there can be no assurances as to the outcome of this matter.  In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matter could have a material adverse impact on our business and financial statements.

The classes certified in Karr v. Kansas City Life and Meek v. Kansas City Life include policyholders who purchased one of the following Universal Life policies issued by Kansas City Life: Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements - (Continued)
contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
21. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2022 through March 6, 2023, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 23, 2023, the Kansas City Life Board of Directors declared a quarterly dividend of $0.14 per share, paid on February 8, 2023 to stockholders of record on February 2, 2023.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2022.

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2022 and 2021, and the results of their operations and their cash flows for each of the three years in the period  ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS).  Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report.  We are required to be independent of Kansas City Life Insurance Company and subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion.  Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists.  The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.  Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control.  Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audits, significant audit findings, and certain internal control-related matters that we identified during the audits.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2013 through 2021 in Note 8 be presented to supplement the basic consolidated financial statements.  Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context.  We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements.  We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ FORVIS, LLP
Kansas City, Missouri
March 6, 2023

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2022 and 2021

TABLE OF CONTENTS
STATEMENT OF NET ASSETS
STATEMENT OFOPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2022

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number of		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	235,639	$8.46	72,438	$21.856	4,988	$16.189	27,509	$11.981	$1,994	$2,624
High Income Bond Fund II - P	215,234	5.34	23,945	34.935	2,430	31.008	7,609	31.211	1,149	1,356
Government Money Fund II - S	1,661,118	1.00	111,849	12.953	-	13.079	18,640	11.382	1,661	1,661

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	227,813	27.74	80,628	66.327	10,697	49.954	11,285	38.752	6,320	6,049
Growth Series - Initial Class Shares	225,274	48.02	121,243	78.325	12,265	61.181	13,986	40.813	10,818	10,543
Total Return Series - Initial Class Shares	128,012	22.49	39,646	50.122	4,622	41.756	23,236	30.077	2,879	2,940
Total Return Bond Series - Initial Class Shares	144,843	11.26	51,811	24.588	291	24.953	16,769	20.857	1,631	1,896
Utilities Series - Initial Class Shares	272,848	36.32	69,977	107.102	7,556	86.451	34,767	50.680	9,910	8,347

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	134,448	8.08	39,173	23.347	322	23.535	7,060	23.254	1,086	1,325

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	311,115	11.80	54,608	56.298	2,531	58.130	10,209	44.053	3,671	4,414
VP International Fund - Class I	457,488	9.53	110,124	33.619	3,791	27.100	26,218	21.162	4,360	4,828
VP Value Fund - Class I	504,353	12.45	125,330	30.785	11,502	32.853	45,479	44.923	6,279	4,893
VP Disciplined Core Value Fund - Class I	214,847	7.17	54,008	21.879	6,450	23.368	6,112	34.052	1,540	1,866
VP Ultra® Fund - Class I	106,331	19.34	23,780	50.639	1,851	53.449	13,753	54.777	2,056	2,052
VP Mid Cap Value Fund - Class I	10,404	21.15	5,159	36.092	-	37.786	877	38.581	220	215

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	72,742	9.37	31,978	14.879	2,826	15.705	10,028	16.096	682	760

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	163,802	31.93	81,580	54.467	667	55.167	19,010	39.451	5,230	6,252
Opportunistic Small Cap Portfolio - Initial Shares	147,198	39.39	124,694	35.705	14,035	33.417	33,365	26.281	5,799	6,176

BNY Mellon Stock Index Fund, Inc. - Initial Shares	366,250	57.81	311,522	54.598	36,862	53.879	55,578	39.196	21,173	17,263

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	21,375	41.73	7,314	87.136	2,044	92.990	2,180	29.627	892	810

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	50,719	31.59	16,115	59.367	6,537	63.355	5,701	40.576	1,602	1,402
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	226,531	17.96	55,009	51.765	1,771	55.243	29,367	38.245	4,068	4,619
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	213,288	10.43	29,097	53.368	1,270	56.329	10,397	57.729	2,225	2,201

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	208,784	11.59	63,039	24.841	2,402	26.416	32,084	24.635	2,420	3,013
Franklin Small-Mid Cap Growth VIP Fund - Class 2	97,973	10.51	32,494	21.393	3,761	22.749	7,634	32.618	1,030	1,604
Templeton Developing Markets VIP Fund - Class 2	283,997	7.46	57,578	25.420	1,818	27.032	18,097	33.476	2,119	2,605
Templeton Foreign VIP Fund - Class 2	221,930	12.17	56,283	31.310	1,854	33.413	51,231	17.113	2,701	2,968

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTUNUED)
DECEMBER 31, 2022

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	208,801	16.85	42,567	43.179	7,075	46.078	36,260	37.351	3,518	3,301

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	13,163	42.84	27,338	13.246	8,531	14.086	3,315	24.615	564	734
V.I. Technology Fund - Series I Shares	35,623	12.59	44,305	8.081	980	8.593	3,470	23.648	448	680
V.I. Core Equity Fund - Series I Shares	72,326	24.55	67,199	18.024	2,152	19.167	21,444	24.396	1,776	2,211

Columbia Funds Variable Series Trust II
Select Mid Cap Growth Fund (Class 2)	54,493	35.15	69,803	19.577	352	20.818	19,076	28.391	1,915	1,366
Seligman Global Technology Fund (Class 2)	147,229	17.55	39,957	52.122	1,720	55.426	5,095	79.670	2,584	3,121
Select Small Cap Value Fund (Class 2)	82,527	29.58	36,485	42.935	441	45.318	18,402	46.444	2,441	1,745

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	42,156	36.54	44,412	28.579	758	29.838	8,167	30.428	1,540	1,550
VIP Freedom Income PortfolioSM - Service Class 2	17,312	10.56	4,125	14.071	3,204	14.691	5,187	14.981	183	208
VIP Freedom 2010 PortfolioSM - Service Class 2	25	11.46	17	16.487	-	17.213	-	17.554	-	-
VIP Freedom 2015 PortfolioSM - Service Class 2	239	10.88	151	17.177	-	17.934	-	18.289	3	3
VIP Freedom 2020 PortfolioSM - Service Class 2	10,242	11.46	5,739	17.497	-	18.268	910	18.630	117	127
VIP Freedom 2025 PortfolioSM - Service Class 2	9,515	13.59	1,412	18.739	4,895	19.564	353	19.952	129	111
VIP Freedom 2030 PortfolioSM - Service Class 2	15,643	13.62	10,118	19.141	-	19.984	952	20.379	213	211
VIP Freedom 2035 PortfolioSM - Service Class 2	1,010	22.49	968	23.475	-	24.307	-	24.695	23	23
VIP Freedom 2040 PortfolioSM - Service Class 2	2,400	21.41	2,123	24.204	-	25.062	-	25.463	51	51
VIP Freedom 2045 PortfolioSM - Service Class 2	6,512	21.56	5,768	24.340	-	25.203	-	25.605	140	138
VIP Freedom 2050 PortfolioSM - Service Class 2	5,629	19.48	4,238	24.376	-	25.240	248	25.643	110	110

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	33,955	4.30	7,370	12.722	-	13.101	3,934	13.277	146	245
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	23,766	2.36	2,968	13.450	-	13.851	1,152	14.037	56	99
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	19,241	5.55	7,468	13.475	-	13.877	437	14.063	107	162

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	1,179	9.45	632	8.838	-	9.001	613	9.077	11	14
Global Growth Fund - Class 2 Shares	2,509	29.79	3,517	18.061	374	18.395	235	18.549	75	88
New World Fund® - Class 2 Shares	6,190	22.02	8,768	14.222	-	14.485	794	14.606	136	161
Growth-Income Fund - Class 2 Shares	7,873	49.46	14,681	18.269	216	18.607	6,246	18.763	389	432
Capital Income Builder® - Class 2 Shares	1,970	10.98	697	13.015	-	13.256	940	13.367	22	21
Asset Allocation Fund - Class 2 Shares	2,245	21.91	1,927	15.111	-	15.390	1,294	15.519	49	57

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	16,184	11.28	10,804	16.859	-	17.171	24	17.314	183	244
Managed Risk International Fund - Class P2 Shares	4,987	8.58	4,060	10.487	-	10.681	20	10.771	43	51
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1,178	11.18	576	12.748	-	12.984	445	13.093	13	14
Managed Risk Growth-Income Fund - Class P2 Shares	2,948	12.44	1,706	14.520	-	14.788	798	14.912	37	39
Managed Risk Asset Allocation Fund - Class P2 Shares	78,235	12.09	59,574	13.135	-	13.378	12,109	13.490	946	1,006
Total Net Assets									$123,483	$123,005

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$39	68	19	34	-	52	47	240	40
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	17	10	13	59	108	24	14	81	10
Net Investment Income (Loss)	22	58	6	(25)	(108)	28	33	159	30
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(76)	(22)	-	154	275	21	(23)	272	(18)
Capital Gains Distributions	496	-	-	885	1,442	262	20	381	11
Unrealized Appreciation (Depreciation)	(790)	(208)	-	(2,476)	(6,956)	(667)	(310)	(816)	(207)
Net Gain (Loss) on Investments	(370)	(230)	-	(1,437)	(5,239)	(384)	(313)	(163)	(214)

Change in Net Assets from Operations	$(348)	(172)	6	(1,462)	(5,347)	(356)	(280)	(4)	(184)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	66	134	29	-	5	36	37	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	33	39	49	13	17	2	6	47	51
Net Investment Income (Loss)	(33)	27	85	16	(17)	3	30	(10)	(51)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(66)	(42)	261	(23)	40	2	(1)	(60)	24
Capital Gains Distributions	575	700	521	411	246	32	4	1,643	1,278
Unrealized Appreciation (Depreciation)	(1,981)	(2,150)	(883)	(651)	(1,243)	(42)	(142)	(2,841)	(2,494)
Net Gain (Loss) on Investments	(1,472)	(1,492)	(101)	(263)	(957)	(8)	(139)	(1,258)	(1,192)

Change in Net Assets from Operations	$(1,505)	(1,465)	(16)	(247)	(974)	(5)	(109)	(1,268)	(1,243)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$310	5	9	20	22	63	-	59	83
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	192	8	13	34	18	20	9	17	21
Net Investment Income (Loss)	118	(3)	(4)	(14)	4	43	(9)	42	62
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	684	19	36	(16)	51	(30)	(59)	(57)	(46)
Capital Gains Distributions	2,005	71	249	923	324	189	310	170	-
Unrealized Appreciation (Depreciation)	(7,948)	(366)	(667)	(1,925)	(596)	(1,047)	(786)	(752)	(255)
Net Gain (Loss) on Investments	(5,259)	(276)	(382)	(1,018)	(221)	(888)	(535)	(639)	(301)

Change in Net Assets from Operations	$(5,141)	(279)	(386)	(1,032)	(217)	(845)	(544)	(597)	(239)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Select Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$27	-	-	18	-	-	-	4	4
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	28	5	4	15	16	26	20	14	1
Net Investment Income (Loss)	(1)	(5)	(4)	3	(16)	(26)	(20)	(10)	3
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	71	5	(5)	(10)	73	74	149	18	-
Capital Gains Distributions	345	167	195	302	-	789	-	84	7
Unrealized Appreciation (Depreciation)	(1,343)	(428)	(479)	(770)	(930)	(2,169)	(594)	(656)	(36)
Net Gain (Loss) on Investments	(927)	(256)	(289)	(478)	(857)	(1,306)	(445)	(554)	(29)

Change in Net Assets from Operations	$(928)	(261)	(293)	(475)	(873)	(1,332)	(465)	(564)	(26)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	2	2	4	-	1	2	2
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	1	1	2	-	1	1	1
Net Investment Income (Loss)	-	-	1	1	2	-	-	1	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	(1)	2	1	-	-	-	-
Capital Gains Distributions	-	-	13	9	15	1	4	12	10
Unrealized Appreciation (Depreciation)	-	-	(38)	(40)	(64)	(6)	(16)	(44)	(40)
Net Gain (Loss) on Investments	-	-	(26)	(29)	(48)	(5)	(12)	(32)	(30)

Change in Net Assets from Operations	$-	-	(25)	(28)	(46)	(5)	(12)	(31)	(29)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$28	9	9	-	1	2	5	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	1	1	-	1	1	3	-	-
Net Investment Income (Loss)	27	8	8	-	-	1	2	1	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	(1)	-	(1)	(4)	-	-	-
Capital Gains Distributions	62	36	46	-	8	14	35	-	4
Unrealized Appreciation (Depreciation)	(108)	(54)	(73)	(2)	(28)	(55)	(103)	(2)	(11)
Net Gain (Loss) on Investments	(46)	(18)	(28)	(2)	(21)	(45)	(68)	(2)	(7)

Change in Net Assets from Operations	$(19)	(10)	(20)	(2)	(21)	(44)	(66)	(1)	(6)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2022
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$3	1	1	1	22	1,567
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	2	-	-	-	8	1,079
Net Investment Income (Loss)	1	1	1	1	14	488
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(4)	(1)	-	-	(4)	1,662
Capital Gains Distributions	31	-	-	1	36	15,374
Unrealized Appreciation (Depreciation)	(85)	(8)	(1)	(9)	(211)	(47,602)
Net Gain (Loss) on Investments	(58)	(9)	(1)	(8)	(179)	(30,566)

Change in Net Assets from Operations	$(57)	(8)	-	(7)	(165)	(30,078)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

							MFS® Variable Insurance Trust
	Federated Hermes Insurance Series
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$22	23	58	58	6	(13)	(25)	(24)	(108)	(139)	28	34
Net Realized Gain (Loss) and Capital Gains Distributions	420	3	(22)	(5)	-	-	1,039	665	1,717	3,302	283	248
Unrealized Appreciation (Depreciation)	(790)	352	(208)	-	-	-	(2,476)	984	(6,956)	98	(667)	130
Change in Net Assets from Operations	(348)	378	(172)	53	6	(13)	(1,462)	1,625	(5,347)	3,261	(356)	412

Deposits	155	172	75	76	257	566	255	278	413	472	182	200

Payments and Withdrawals:
Death Benefits	-	-	-	-	411	1,329	-	-	16	-	22	-
Withdrawals	89	120	39	116	69	89	362	236	477	588	114	186
Administrative Fees	125	126	64	63	99	115	261	264	466	492	184	181
Net Transfers to (from) Fixed Account	45	72	33	(50)	(573)	(634)	136	96	71	933	67	(41)
Payments and Withdrawals	259	318	136	129	6	899	759	596	1,030	2,013	387	326

Net Assets:
Net Increase (Decrease)	(452)	232	(233)	-	257	(346)	(1,966)	1,307	(5,964)	1,720	(561)	286
Beginning of Year	2,446	2,214	1,382	1,382	1,404	1,750	8,286	6,979	16,782	15,062	3,440	3,154

End of Year	$1,994	2,446	1,149	1,382	1,661	1,404	6,320	8,286	10,818	16,782	2,879	3,440

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

							American Century Variable Portfolios, Inc.
					MFS® Variable Insurance Trust II
	MFS® Variable Insurance Trust
	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$33	36	159	91	30	28	(33)	(44)	27	(38)	85	64
Net Realized Gain (Loss) and Capital Gains Distributions	(3)	12	653	556	(7)	54	509	792	658	385	782	301
Unrealized Appreciation (Depreciation)	(310)	(78)	(816)	577	(207)	(87)	(1,981)	(235)	(2,150)	69	(883)	967
Change in Net Assets from Operations	(280)	(30)	(4)	1,224	(184)	(5)	(1,505)	513	(1,465)	416	(16)	1,332

Deposits	165	181	510	529	106	110	207	218	361	357	393	416

Payments and Withdrawals:
Death Benefits	-	-	14	-	-	-	-	-	8	-	-	-
Withdrawals	63	99	237	419	23	48	91	353	212	250	164	415
Administrative Fees	93	92	434	389	64	62	163	173	209	218	287	263
Net Transfers to (from) Fixed Account	17	(98)	447	(202)	13	(62)	(24)	(71)	(193)	(69)	458	25
Payments and Withdrawals	173	93	1,132	606	100	48	230	455	236	399	909	703

Net Assets:
Net Increase (Decrease)	(288)	58	(626)	1,147	(178)	57	(1,528)	276	(1,340)	374	(532)	1,045
Beginning of Year	1,919	1,861	10,536	9,389	1,264	1,207	5,199	4,923	5,700	5,326	6,811	5,766

End of Year	$1,631	1,919	9,910	10,536	1,086	1,264	3,671	5,199	4,360	5,700	6,279	6,811

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

							American Century Variable Portfolios II, Inc.
									BNY Mellon Variable Investment Fund
	American Century Variable Portfolios, Inc.
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$16	5	(17)	(20)	3	1	30	19	(10)	(25)	(51)	(51)
Net Realized Gain (Loss) and Capital Gains Distributions	388	272	286	405	34	14	3	6	1,583	722	1,302	282
Unrealized Appreciation (Depreciation)	(651)	67	(1,243)	171	(42)	28	(142)	18	(2,841)	730	(2,494)	788
Change in Net Assets from Operations	(247)	344	(974)	556	(5)	43	(109)	43	(1,268)	1,427	(1,243)	1,019

Deposits	96	97	153	174	14	19	63	69	236	245	356	360

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	29	-	11	-
Withdrawals	54	23	57	215	13	10	21	37	141	293	168	238
Administrative Fees	89	82	103	104	9	11	36	34	233	223	273	277
Net Transfers to (from) Fixed Account	16	8	(115)	-	15	(17)	30	(37)	110	38	82	272
Payments and Withdrawals	159	113	45	319	37	4	87	34	513	554	534	787

Net Assets:
Net Increase (Decrease)	(310)	328	(866)	411	(28)	58	(133)	78	(1,545)	1,118	(1,421)	592
Beginning of Year	1,850	1,522	2,922	2,511	248	190	815	737	6,775	5,657	7,220	6,628

End of Year	$1,540	1,850	2,056	2,922	220	248	682	815	5,230	6,775	5,799	7,220

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

											Franklin Templeton Variable Insurance Products Trust

					JPMorgan Insurance Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$118	76	(3)	(1)	(4)	(1)	(14)	(14)	4	3	43	4
Net Realized Gain (Loss) and Capital Gains Distributions	2,689	2,600	90	68	285	136	907	429	375	231	159	110
Unrealized Appreciation (Depreciation)	(7,948)	3,367	(366)	183	(667)	306	(1,925)	523	(596)	363	(1,047)	568
Change in Net Assets from Operations	(5,141)	6,043	(279)	250	(386)	441	(1,032)	938	(217)	597	(845)	682

Deposits	1,016	1,097	71	61	73	71	310	322	186	173	218	236

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	944	1,983	40	51	22	26	88	520	77	106	62	316
Administrative Fees	945	934	53	50	80	75	190	192	106	96	136	135
Net Transfers to (from) Fixed Account	276	409	(6)	(1)	(3)	(91)	60	100	110	135	(66)	-
Payments and Withdrawals	2,165	3,326	87	100	99	10	338	812	293	337	132	451

Net Assets:
Net Increase (Decrease)	(6,290)	3,814	(295)	211	(412)	502	(1,060)	448	(324)	433	(759)	467
Beginning of Year	27,463	23,649	1,187	976	2,014	1,512	5,128	4,680	2,549	2,116	3,179	2,712

End of Year	$21,173	27,463	892	1,187	1,602	2,014	4,068	5,128	2,225	2,549	2,420	3,179

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

							Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Franklin Templeton Variable Insurance Products Trust
	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(9)	(12)	42	2	62	32	(1)	(16)	(5)	(6)	(4)	(6)
Net Realized Gain (Loss) and Capital Gains Distributions	251	228	113	150	(46)	19	416	547	172	208	190	97
Unrealized Appreciation (Depreciation)	(786)	(81)	(752)	(318)	(255)	51	(1,343)	322	(428)	(116)	(479)	(4)
Change in Net Assets from Operations	(544)	135	(597)	(166)	(239)	102	(928)	853	(261)	86	(293)	87

Deposits	51	57	174	186	218	236	155	160	32	31	22	23

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	70	-	-	-	-	-
Withdrawals	22	78	67	242	67	216	123	202	34	235	6	28
Administrative Fees	48	53	97	102	119	120	153	158	30	29	21	22
Net Transfers to (from) Fixed Account	(51)	(99)	(93)	(357)	125	(127)	147	184	(27)	2	(39)	(22)
Payments and Withdrawals	19	32	71	(13)	311	209	493	544	37	266	(12)	28

Net Assets:
Net Increase (Decrease)	(512)	160	(494)	33	(332)	129	(1,266)	469	(266)	(149)	(259)	82
Beginning of Year	1,542	1,382	2,613	2,580	3,033	2,904	4,784	4,315	830	979	707	625

End of Year	$1,030	1,542	2,119	2,613	2,701	3,033	3,518	4,784	564	830	448	707

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II

									Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Select Mid Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	(2)	(16)	(21)	(26)	(20)	(20)	(22)	(10)	(15)	3	1
Net Realized Gain (Loss) and Capital Gains Distributions	292	74	73	217	863	718	149	326	102	305	7	4
Unrealized Appreciation (Depreciation)	(770)	419	(930)	187	(2,169)	492	(594)	448	(656)	135	(36)	(2)
Change in Net Assets from Operations	(475)	491	(873)	383	(1,332)	1,190	(465)	752	(564)	425	(26)	3

Deposits	133	131	117	128	113	107	200	207	131	117	7	3

Payments and Withdrawals:
Death Benefits	-	-	-	-	30	-	-	-	-	-	-	-
Withdrawals	23	33	71	118	194	400	55	256	44	68	-	2
Administrative Fees	78	74	80	88	107	102	103	103	62	58	7	5
Net Transfers to (from) Fixed Account	18	113	(100)	92	93	126	163	194	(8)	(80)	4	(91)
Payments and Withdrawals	119	220	51	298	424	628	321	553	98	46	11	(84)

Net Assets:
Net Increase (Decrease)	(461)	402	(807)	213	(1,643)	669	(586)	406	(531)	496	(30)	90
Beginning of Year	2,237	1,835	2,722	2,509	4,227	3,558	3,027	2,621	2,071	1,575	213	123

End of Year	$1,776	2,237	1,915	2,722	2,584	4,227	2,441	3,027	1,540	2,071	183	213

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	1	-	1	-	2	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	-	-	12	12	11	11	16	18	1	1
Unrealized Appreciation (Depreciation)	-	-	-	-	(38)	-	(40)	4	(64)	7	(6)	2
Change in Net Assets from Operations	-	-	-	-	(25)	12	(28)	15	(46)	25	(5)	3

Deposits	1	-	3	2	6	5	3	2	15	16	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	1	-	2	5	-	-	3	-	-	-	-
Administrative Fees	1	1	3	2	8	7	9	8	6	7	1	1
Net Transfers to (from) Fixed Account	-	-	-	-	(3)	11	(5)	6	10	9	(4)	(4)
Payments and Withdrawals	1	2	3	4	10	18	4	17	16	16	(3)	(3)

Net Assets:
Net Increase (Decrease)	-	(2)	-	(2)	(29)	(1)	(29)	-	(47)	25	-	8
Beginning of Year	-	2	3	5	146	147	158	158	260	235	23	15

End of Year	$-	-	3	3	117	146	129	158	213	260	23	23

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust
	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	1	-	1	-	27	-	8	-	8	-
Net Realized Gain (Loss) and Capital Gains Distributions	4	3	12	7	10	7	62	-	36	-	45	2
Unrealized Appreciation (Depreciation)	(16)	5	(44)	15	(40)	13	(108)	6	(54)	6	(73)	12
Change in Net Assets from Operations	(12)	8	(31)	22	(29)	20	(19)	6	(10)	6	(20)	14

Deposits	5	5	13	13	17	14	8	4	4	4	11	10

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	3	-	-	-	-	-	2	4
Administrative Fees	1	1	3	3	6	6	4	3	3	2	13	11
Net Transfers to (from) Fixed Account	-	-	-	-	15	(5)	(11)	(57)	5	-	2	-
Payments and Withdrawals	1	1	3	3	24	1	(7)	(54)	8	2	17	15

Net Assets:
Net Increase (Decrease)	(8)	12	(21)	32	(36)	33	(4)	64	(14)	8	(26)	9
Beginning of Year	59	47	161	129	146	113	150	86	70	62	133	124

End of Year	$51	59	140	161	110	146	146	150	56	70	107	133

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	American Funds Insurance Series®
	Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	(1)	1	-	2	1	1	-	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	7	6	10	10	35	15	-	-	4	3
Unrealized Appreciation (Depreciation)	(2)	(1)	(28)	3	(55)	(4)	(103)	35	(2)	1	(11)	2
Change in Net Assets from Operations	(2)	(1)	(21)	8	(44)	6	(66)	51	(1)	1	(6)	6

Deposits	2	2	21	18	7	10	93	53	4	3	16	8

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	2	2	-	-	-	29	-	-	-	-
Administrative Fees	1	1	8	7	4	4	27	18	2	1	7	6
Net Transfers to (from) Fixed Account	-	(1)	(1)	(18)	16	(17)	(18)	(118)	(7)	-	-	(18)
Payments and Withdrawals	1	-	9	(9)	20	(13)	9	(71)	(5)	1	7	(12)

Net Assets:
Net Increase (Decrease)	(1)	1	(9)	35	(57)	29	18	175	8	3	3	26
Beginning of Year	12	11	84	49	193	164	371	196	14	11	46	20

End of Year	$11	12	75	84	136	193	389	371	22	14	49	46

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2022 and 2021
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	(1)	1	-	1	-	1	1	14	4	$ 488	(8)
Net Realized Gain (Loss) and Capital Gains Distributions	27	18	(1)	-	-	-	1	3	32	7	17,036	14,604
Unrealized Appreciation (Depreciation)	(85)	8	(8)	(2)	(1)	1	(9)	3	(211)	88	(47,602)	11,626
Change in Net Assets from Operations	(57)	25	(8)	(2)	-	1	(7)	7	(165)	99	(30,078)	26,222

Deposits	37	33	10	15	5	4	10	9	93	89	7,610	8,206

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	611	1,329
Withdrawals	-	-	-	-	-	-	-	-	29	10	4,374	8,666
Administrative Fees	19	15	5	5	4	4	6	6	53	48	5,801	5,732
Net Transfers to (from) Fixed Account	(13)	23	-	(1)	(4)	2	3	11	17	(220)	1,240	253
Payments and Withdrawals	6	38	5	4	-	6	9	17	99	(162)	12,026	15,980

Net Assets:
Net Increase (Decrease)	(26)	20	(3)	9	5	(1)	(6)	(1)	(171)	350	(34,494)	18,448
Beginning of Year	209	189	46	37	8	9	43	44	1,117	767	157,977	139,529

End of Year	$183	209	43	46	13	8	37	43	946	1,117	$ 123,483	157,977

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Select Mid Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Small Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Disciplined Core Value Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 PortfolioSM - Service Class 2

BNY Mellon Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Capital World Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund Changes

During the years ended December 31, 2022 and 2021, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name Current Portfolio Name Effective Date

Columbia VP Mid Cap Columbia VP Select Mid Cap                          May 2, 2022
Growth Fund (Class 2) Growth Fund (Class 2)

American Funds Managed Risk Blue Chip               American Funds Managed Risk Washington                    May 1, 2021
Income & Growth Fund – Class P2 Shares                  Mutual Investors Fund – Class P2 Shares

There were no funds that merged during the years ended December 31, 2022 and 2021.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments – The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2022 and 2021 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 27, 2023, the date that the financial statements have been issued.

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2022:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$755	$341
Federated Hermes High Income Bond Fund II - P	157	160
Federated Hermes Government Money Fund II - S	1,678	1,421
MFS® Research Series - Initial Class Shares	1,290	934
MFS® Growth Series - Initial Class Shares	2,105	1,388
MFS® Total Return Series - Initial Class Shares	533	448
MFS® Total Return Bond Series - Initial Class Shares	286	241
MFS® Utilities Series - Initial Class Shares	1,308	1,390
MFS® Income Portfolio - Initial Class Shares	169	122
American Century VP Capital Appreciation Fund - Class I	981	462
American Century VP International Fund - Class I	1,527	675
American Century VP Value Fund - Class I	1,150	1,060
American Century VP Disciplined Core Value Fund - Class I	593	229
American Century VP Ultra® Fund - Class I	618	281
American Century VP Mid Cap Value Fund - Class I	52	40
American Century VP Inflation Protection Fund - Class II	124	114
BNY Mellon Appreciation Portfolio - Initial Shares	1,951	595
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	1,755	706
BNY Mellon Stock Index Fund, Inc. - Initial Shares	3,558	2,584
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	157	105
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	359	140
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	1,426	545
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	639	418
Franklin Global Real Estate VIP Fund - Class 2	649	331
Franklin Small-Mid Cap Growth VIP Fund - Class 2	474	141
Templeton Developing Markets VIP Fund - Class 2	629	314
Templeton Foreign VIP Fund - Class 2	453	484
Calamos Growth and Income Portfolio	575	569
Invesco V.I. American Franchise Fund - Series I Shares	246	89
Invesco V.I. Technology Fund - Series I Shares	307	82
Invesco V.I. Core Equity Fund - Series I Shares	485	166
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	269	219
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	1,089	637
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	319	460
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	275	168
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	17	11
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	3	3
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	24	14
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	20	11
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	34	18
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	10	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	27	4
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	29	25
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	109	5
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	49	9
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	68	20
American Funds Capital World Bond Fund - Class 2 Shares	2	1
American Funds Global Growth Fund - Class 2 Shares	31	11
American Funds New World Fund® - Class 2 Shares	28	26
American Funds Growth-Income Fund - Class 2 Shares	169	48
American Funds Capital Income Builder® - Class 2 Shares	13	3
American Funds Asset Allocation Fund - Class 2 Shares	21	7
American Funds Managed Risk Growth Fund - Class P2 Shares	85	22
American Funds Managed Risk International Fund - Class P2 Shares	11	5
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	11	5
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	12	9
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	147	103
Total	$29,869	$18,423

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2021:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$336	$459
Federated Hermes High Income Bond Fund II - P	215	210
Federated Hermes Government Money Fund II - S	2,282	2,628
MFS® Research Series - Initial Class Shares	840	745
MFS® Growth Series - Initial Class Shares	2,908	2,358
MFS® Total Return Series - Initial Class Shares	530	462
MFS® Total Return Bond Series - Initial Class Shares	398	274
MFS® Utilities Series - Initial Class Shares	1,493	1,147
MFS® Income Portfolio - Initial Class Shares	288	147
American Century VP Capital Appreciation Fund - Class I	1,043	720
American Century VP International Fund - Class I	847	771
American Century VP Value Fund - Class I	738	961
American Century VP Disciplined Core Value Fund - Class I	380	142
American Century VP Ultra® Fund - Class I	585	570
American Century VP Mid Cap Value Fund - Class I	80	64
American Century VP Inflation Protection Fund - Class II	142	88
BNY Mellon Appreciation Portfolio - Initial Shares	948	709
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	508	986
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,897	3,961
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	120	135
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	284	145
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	709	1,092
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	449	490
Franklin Global Real Estate VIP Fund - Class 2	510	654
Franklin Small-Mid Cap Growth VIP Fund - Class 2	427	227
Templeton Developing Markets VIP Fund - Class 2	674	421
Templeton Foreign VIP Fund - Class 2	498	439
Calamos Growth and Income Portfolio	608	650
Invesco V.I. American Franchise Fund - Series I Shares	136	282
Invesco V.I. Technology Fund - Series I Shares	129	75
Invesco V.I. Core Equity Fund - Series I Shares	234	278
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	206	397
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	709	825
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	413	781
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	496	205
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	99	8
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	3
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	2	4
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	14	19
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	13	22
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	40	30
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	8	2
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	8	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	19	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	25	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	62	4
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5	3
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	13	18
American Funds Capital World Bond Fund - Class 2 Shares	3	1
American Funds Global Growth Fund - Class 2 Shares	42	13
American Funds New World Fund® - Class 2 Shares	47	18
American Funds Growth-Income Fund - Class 2 Shares	193	66
American Funds Capital Income Builder® - Class 2 Shares	4	2
American Funds Asset Allocation Fund - Class 2 Shares	81	59
American Funds Managed Risk Growth Fund - Class P2 Shares	86	84
American Funds Managed Risk International Fund - Class P2 Shares	17	6
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	4	6
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	11	17
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	320	65
Total	$25,177	$24,960

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2022 and 2021, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $123,483,000 (2021 - $157,977,000). The Account did not have any transfers between levels during the years ended December 31, 2022 and 2021.

The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	0% - 30% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2022, ($3,000) (2021 – ($2,000)) was assessed in surrender charges for Century II Variable Universal Life, $52,000 (2021 - $22,000) for Century II Accumulator Variable Universal Life and $1,000 (2021 - $11,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2022, other fees and charges, primarily cost of insurance, totaled $5,549,000 (2021 - $5,531,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $843,000 (2021 - $884,000) in 2022.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	2.00% - 50.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2022, surrender charges assessed were ($2,000) (2021 – less than $1,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2022, other fees and charges, primarily cost of insurance, totaled $488,000 (2021 - $534,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2022:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$14	$1		$2	$17
Federated Hermes High Income Bond Fund II - P	8	1		1	10
Federated Hermes Government Money Fund II - S	12	-		1	13
MFS® Research Series - Initial Class Shares	53	4		2	59
MFS® Growth Series - Initial Class Shares	100	5		3	108
MFS® Total Return Series - Initial Class Shares	19	1		4	24
MFS® Total Return Bond Series - Initial Class Shares	12	-		2	14
MFS® Utilities Series - Initial Class Shares	68	4		9	81
MFS® Income Portfolio - Initial Class Shares	8	1		1	10
American Century VP Capital Appreciation Fund - Class I	29	1		3	33
American Century VP International Fund - Class I	35	1		3	39
American Century VP Value Fund - Class I	37	2		10	49
American Century VP Disciplined Core Value Fund - Class I	11	1		1	13
American Century VP Ultra® Fund - Class I	12	1		4	17
American Century VP Mid Cap Value Fund - Class I	2	-		-	2
American Century VP Inflation Protection Fund - Class II	5	-		1	6
BNY Mellon Appreciation Portfolio - Initial Shares	43	-		4	47
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	43	3		5	51
BNY Mellon Stock Index Fund, Inc. - Initial Shares	167	13		12	192
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	7	1		-	8
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	9	3		1	13
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	27	1		6	34
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	15	-		3	18
Franklin Global Real Estate VIP Fund - Class 2	16	-		4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	1		1	9
Templeton Developing Markets VIP Fund - Class 2	14	-		3	17
Templeton Foreign VIP Fund - Class 2	17	-		4	21
Calamos Growth and Income Portfolio	18	3		7	28
Invesco V.I. American Franchise Fund - Series I Shares	3	1		1	5
Invesco V.I. Technology Fund - Series I Shares	3	-		1	4
Invesco V.I. Core Equity Fund - Series I Shares	12	-		3	15
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	12	1		3	16
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	24	-		2	26
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	15	-		5	20
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	13	-		1	14
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	-		-	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-		-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-		-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	-		-	1
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1		-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-		-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-		-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	-		-	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-		-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-		-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-		-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	-		-	1
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-		-	1
American Funds Capital World Bond Fund - Class 2 Shares	-	-		-	-
American Funds Global Growth Fund - Class 2 Shares	1	-		-	1
American Funds New World Fund® - Class 2 Shares	1	-		-	1
American Funds Growth-Income Fund - Class 2 Shares	2	-		1	3
American Funds Capital Income Builder® - Class 2 Shares	-	-		-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-		-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	2	-		-	2
American Funds Managed Risk International Fund - Class P2 Shares	-	-		-	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-		-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-		-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	-		1	8
	$913	$51	#	$115	$1,079

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2022:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	12	17	(5)
Federated Hermes High Income Bond Fund II - P	3	5	(2)
Federated Hermes Government Money Fund II - S	130	111	19
MFS® Research Series - Initial Class Shares	6	13	(7)
MFS® Growth Series - Initial Class Shares	8	16	(8)
MFS® Total Return Series - Initial Class Shares	5	9	(4)
MFS® Total Return Bond Series - Initial Class Shares	9	9	-
MFS® Utilities Series - Initial Class Shares	8	15	(7)
MFS® Income Portfolio - Initial Class Shares	5	4	1
American Century VP Capital Appreciation Fund - Class I	7	8	(1)
American Century VP International Fund - Class I	24	20	4
American Century VP Value Fund - Class I	15	31	(16)
American Century VP Disciplined Core Value Fund - Class I	6	8	(2)
American Century VP Ultra® Fund - Class I	6	5	1
American Century VP Mid Cap Value Fund - Class I	-	1	(1)
American Century VP Inflation Protection Fund - Class II	5	6	(1)
BNY Mellon Appreciation Portfolio - Initial Shares	5	10	(5)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	19	(6)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	22	42	(20)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	3	(1)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	9	10	(1)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	5	7	(2)
Franklin Global Real Estate VIP Fund - Class 2	15	11	4
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	5	1
Templeton Developing Markets VIP Fund - Class 2	14	11	3
Templeton Foreign VIP Fund - Class 2	15	19	(4)
Calamos Growth and Income Portfolio	4	12	(8)
Invesco V.I. American Franchise Fund - Series I Shares	5	5	-
Invesco V.I. Technology Fund - Series I Shares	10	5	5
Invesco V.I. Core Equity Fund - Series I Shares	8	7	1
Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)	12	10	2
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	5	10	(5)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	7	10	(3)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	6	5	1
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	2	(1)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	1	-
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	1
American Funds New World Fund® - Class 2 Shares	1	1	-
American Funds Growth-Income Fund - Class 2 Shares	7	3	4
American Funds Capital Income Builder® - Class 2 Shares	1	-	1
American Funds Asset Allocation Fund - Class 2 Shares	1	1	-
American Funds Managed Risk Growth Fund - Class P2 Shares	3	1	2
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	1	1	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	-	1
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	7	-

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2021:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	17	25	(8)
Federated Hermes High Income Bond Fund II - P	4	5	(1)
Federated Hermes Government Money Fund II - S	176	203	(27)
MFS® Research Series - Initial Class Shares	5	10	(5)
MFS® Growth Series - Initial Class Shares	7	22	(15)
MFS® Total Return Series - Initial Class Shares	7	10	(3)
MFS® Total Return Bond Series - Initial Class Shares	13	10	3
MFS® Utilities Series - Initial Class Shares	13	14	(1)
MFS® Income Portfolio - Initial Class Shares	7	5	2
American Century VP Capital Appreciation Fund - Class I	6	10	(4)
American Century VP International Fund - Class I	18	20	(2)
American Century VP Value Fund - Class I	20	29	(9)
American Century VP Disciplined Core Value Fund - Class I	5	5	-
American Century VP Ultra® Fund - Class I	7	8	(1)
American Century VP Mid Cap Value Fund - Class I	2	1	1
American Century VP Inflation Protection Fund - Class II	7	5	2
BNY Mellon Appreciation Portfolio - Initial Shares	6	12	(6)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	24	(11)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	26	68	(42)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	2	1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	10	19	(9)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	6	8	(2)
Franklin Global Real Estate VIP Fund - Class 2	14	21	(7)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	6	1
Templeton Developing Markets VIP Fund - Class 2	16	10	6
Templeton Foreign VIP Fund - Class 2	16	15	1
Calamos Growth and Income Portfolio	5	13	(8)
Invesco V.I. American Franchise Fund - Series I Shares	2	15	(13)
Invesco V.I. Technology Fund - Series I Shares	4	4	-
Invesco V.I. Core Equity Fund - Series I Shares	8	11	(3)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	7	12	(5)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	4	12	(8)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	8	15	(7)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	5	2
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	5	-	5
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4	-	4
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	2	(1)
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	2	1	1
American Funds New World Fund® - Class 2 Shares	2	1	1
American Funds Growth-Income Fund - Class 2 Shares	9	3	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	5	3	2
American Funds Managed Risk Growth Fund - Class P2 Shares	4	4	-
American Funds Managed Risk International Fund - Class P2 Shares	1	-	1
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	21	5	16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2022 as follows:

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Hermes Managed Volatility Fund II - P
2022	105	$11.981	to	$21.856	$1,994	1.88%	0.50% to 0.90%	-14.53%	to	-14.18%
2021	110	$13.961	to	$25.570	$2,446	1.79%	0.50% to 0.90%	17.45%	to	17.92%
2020	118	$11.839	to	$21.771	$2,214	2.55%	0.50% to 0.90%	0.02%	to	0.43%
2019	123	$11.789	to	$21.766	$2,322	2.04%	0.50% to 0.90%	19.15%	to	19.62%
2018	128	$9.855	to	$18.267	$2,018	3.47%	0.50% to 0.90%	-10.01%	to	-9.64%

Federated Hermes High Income Bond Fund II - P
2022	34	$31.008	to	$34.935	$1,149	5.61%	0.50% to 0.90%	-12.57%	to	-12.22%
2021	36	$35.367	to	$39.957	$1,382	5.03%	0.50% to 0.90%	3.91%	to	4.33%
2020	37	$33.944	to	$38.454	$1,382	5.93%	0.50% to 0.90%	4.64%	to	5.06%
2019	40	$32.349	to	$36.749	$1,422	6.04%	0.50% to 0.90%	13.52%	to	13.97%
2018	41	$28.419	to	$32.373	$1,285	8.13%	0.50% to 0.90%	-4.16%	to	-3.77%

Federated Hermes Government Money Fund II - S
2022	130	$11.382	to	$13.079	$1,661	1.21%	0.50% to 0.90%	0.24%	to	0.64%
2021	111	$11.309	to	$13.011	$1,404	0.00%	0.50% to 0.90%	-0.89%	to	-0.50%
2020	138	$11.366	to	$13.093	$1,750	0.17%	0.50% to 0.90%	-0.69%	to	-0.30%
2019	100	$11.400	to	$13.148	$1,264	1.61%	0.50% to 0.90%	0.73%	to	1.14%
2018	90	$11.272	to	$13.034	$1,143	1.23%	0.50% to 0.90%	0.35%	to	0.75%

MFS® Research Series - Initial Class Shares
2022	103	$38.752	to	$66.327	$6,320	0.49%	0.50% to 0.90%	-17.95%	to	-17.62%
2021	110	$47.042	to	$80.838	$8,286	0.54%	0.50% to 0.90%	23.68%	to	24.18%
2020	115	$37.882	to	$65.359	$6,979	0.72%	0.50% to 0.90%	15.55%	to	16.01%
2019	123	$32.654	to	$56.565	$6,460	0.77%	0.50% to 0.90%	31.76%	to	32.28%
2018	133	$24.685	to	$42.931	$5,331	0.70%	0.50% to 0.90%	-5.23%	to	-4.85%

MFS® Growth Series - Initial Class Shares
2022	147	$40.813	to	$78.325	$10,818	0.00%	0.50% to 0.90%	-32.25%	to	-31.98%
2021	155	$59.997	to	$115.603	$16,782	0.00%	0.50% to 0.90%	22.43%	to	22.92%
2020	170	$48.811	to	$94.427	$15,062	0.00%	0.50% to 0.90%	30.67%	to	31.20%
2019	185	$37.204	to	$72.262	$12,520	0.00%	0.50% to 0.90%	36.91%	to	37.46%
2018	195	$27.065	to	$52.780	$9,626	0.09%	0.50% to 0.90%	1.74%	to	2.16%

MFS® Total Return Series - Initial Class Shares
2022	68	$30.077	to	$50.122	$2,879	1.72%	0.50% to 0.90%	-10.39%	to	-10.03%
2021	72	$33.431	to	$55.933	$3,440	1.79%	0.50% to 0.90%	13.09%	to	13.55%
2020	75	$29.443	to	$49.457	$3,154	2.25%	0.50% to 0.90%	8.83%	to	9.27%
2019	88	$26.946	to	$45.446	$3,436	2.31%	0.50% to 0.90%	19.31%	to	19.78%
2018	91	$22.496	to	$38.092	$2,974	2.19%	0.50% to 0.90%	-6.46%	to	-6.08%

MFS® Total Return Bond Series - Initial Class Shares
2022	69	$20.857	to	$24.953	$1,631	2.76%	0.50% to 0.90%	-14.70%	to	-14.36%
2021	69	$24.355	to	$29.175	$1,919	2.71%	0.50% to 0.90%	-1.70%	to	-1.31%
2020	66	$24.678	to	$29.598	$1,861	3.50%	0.50% to 0.90%	7.49%	to	7.93%
2019	71	$22.866	to	$27.459	$1,853	3.41%	0.50% to 0.90%	9.22%	to	9.66%
2018	72	$20.852	to	$25.072	$1,724	3.28%	0.50% to 0.90%	-1.98%	to	-1.59%

MFS® Utilities Series - Initial Class Shares
2022	112	$50.680	to	$107.102	$9,910	2.40%	0.50% to 0.90%	-0.15%	to	0.25%
2021	119	$50.552	to	$107.257	$10,536	1.75%	0.50% to 0.90%	13.07%	to	13.52%
2020	120	$44.530	to	$94.860	$9,389	2.50%	0.50% to 0.90%	4.95%	to	5.37%
2019	124	$42.260	to	$90.384	$9,309	3.99%	0.50% to 0.90%	23.95%	to	24.44%
2018	130	$33.959	to	$72.921	$7,940	1.10%	0.50% to 0.90%	0.15%	to	0.55%

MFS® Income Portfolio - Initial Class Shares
2022	47	$23.254	to	$23.535	$1,086	3.48%	0.50% to 0.90%	-14.48%	to	-14.14%
2021	46	$27.083	to	$27.443	$1,264	3.19%	0.50% to 0.90%	-0.43%	to	-0.03%
2020	44	$27.092	to	$27.487	$1,207	3.75%	0.50% to 0.90%	8.37%	to	8.80%
2019	46	$24.900	to	$25.302	$1,157	3.54%	0.50% to 0.90%	10.61%	to	11.05%
2018	47	$22.423	to	$22.876	$1,066	3.96%	0.50% to 0.90%	-2.87%	to	-2.48%

American Century VP Capital Appreciation Fund - Class I
2022	67	$44.053	to	$58.130	$3,671	0.00%	0.50% to 0.90%	-28.75%	to	-28.47%
2021	68	$61.584	to	$81.366	$5,199	0.00%	0.50% to 0.90%	10.16%	to	10.60%
2020	72	$55.681	to	$73.659	$4,923	0.00%	0.50% to 0.90%	41.18%	to	41.74%
2019	79	$39.283	to	$52.031	$3,839	0.00%	0.50% to 0.90%	34.35%	to	34.89%
2018	83	$29.123	to	$38.622	$2,997	0.00%	0.50% to 0.90%	-6.05%	to	-5.67%

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Century VP International Fund - Class I
2022	140	$21.162	to	$33.619	$4,360	1.46%	0.50% to 0.90%	-25.43%	to	-25.13%
2021	136	$28.264	to	$45.083	$5,700	0.16%	0.50% to 0.90%	7.78%	to	8.21%
2020	138	$26.121	to	$41.830	$5,326	0.49%	0.50% to 0.90%	24.75%	to	25.25%
2019	150	$20.855	to	$33.531	$4,624	0.86%	0.50% to 0.90%	27.27%	to	27.78%
2018	154	$16.321	to	$26.347	$3,749	1.27%	0.50% to 0.90%	-15.98%	to	-15.65%

American Century VP Value Fund - Class I
2022	182	$30.785	to	$44.923	$6,279	2.08%	0.50% to 0.90%	-0.36%	to	0.04%
2021	198	$30.895	to	$44.904	$6,811	1.75%	0.50% to 0.90%	23.39%	to	23.89%
2020	207	$25.038	to	$36.246	$5,766	2.34%	0.50% to 0.90%	0.07%	to	0.47%
2019	215	$25.020	to	$36.075	$5,947	2.13%	0.50% to 0.90%	25.89%	to	26.40%
2018	219	$19.874	to	$28.541	$4,809	1.65%	0.50% to 0.90%	-9.97%	to	-9.61%

American Century VP Disciplined Core Value Fund - Class I
2022	67	$21.879	to	$34.052	$1,540	1.77%	0.50% to 0.90%	-13.52%	to	-13.17%
2021	69	$25.298	to	$39.216	$1,850	1.08%	0.50% to 0.90%	22.54%	to	23.03%
2020	69	$20.644	to	$31.874	$1,522	1.97%	0.50% to 0.90%	10.80%	to	11.25%
2019	77	$18.631	to	$28.651	$1,528	2.08%	0.50% to 0.90%	22.84%	to	23.33%
2018	79	$15.167	to	$23.231	$1,268	1.91%	0.50% to 0.90%	-7.70%	to	-7.34%

American Century VP Ultra® Fund - Class I
2022	39	$50.639	to	$54.777	$2,056	0.00%	0.50% to 0.90%	-32.98%	to	-32.71%
2021	38	$75.558	to	$81.407	$2,922	0.00%	0.50% to 0.90%	22.06%	to	22.55%
2020	39	$61.904	to	$66.430	$2,511	0.00%	0.50% to 0.90%	48.51%	to	49.10%
2019	47	$41.684	to	$44.553	$2,019	0.00%	0.50% to 0.90%	33.38%	to	33.91%
2018	49	$31.253	to	$33.271	$1,587	0.25%	0.50% to 0.90%	-0.15%	to	0.25%

American Century VP Mid Cap Value Fund - Class I
2022	6	$36.092	to	$38.581	$220	2.25%	0.50% to 0.90%	-2.08%	to	-1.68%
2021	7	$36.857	to	$39.242	$248	1.19%	0.50% to 0.90%	22.10%	to	22.59%
2020	6	$30.186	to	$32.011	$190	1.89%	0.50% to 0.90%	0.30%	to	0.71%
2019	7	$30.095	to	$31.787	$225	2.06%	0.50% to 0.90%	27.99%	to	28.51%
2018	8	$23.513	to	$24.736	$189	1.41%	0.50% to 0.90%	-13.62%	to	-13.27%

American Century VP Inflation Protection Fund - Class II
2022	45	$14.879	to	$16.096	$682	4.97%	0.50% to 0.90%	-13.85%	to	-13.51%
2021	46	$17.272	to	$18.610	$815	3.17%	0.50% to 0.90%	5.32%	to	5.74%
2020	44	$16.400	to	$17.600	$737	1.36%	0.50% to 0.90%	8.57%	to	9.00%
2019	45	$15.106	to	$16.146	$700	2.31%	0.50% to 0.90%	7.93%	to	8.36%
2018	48	$13.996	to	$14.900	$686	2.85%	0.50% to 0.90%	-3.70%	to	-3.31%

BNY Mellon Appreciation Portfolio - Initial Shares
2022	101	$39.451	to	$55.167	$5,230	0.67%	0.50% to 0.90%	-18.80%	to	-18.47%
2021	106	$48.389	to	$67.751	$6,775	0.44%	0.50% to 0.90%	25.99%	to	26.50%
2020	112	$38.253	to	$53.626	$5,657	0.79%	0.50% to 0.90%	22.58%	to	23.07%
2019	121	$31.082	to	$43.628	$4,980	1.17%	0.50% to 0.90%	34.88%	to	35.42%
2018	129	$22.953	to	$32.258	$3,968	1.25%	0.50% to 0.90%	-7.69%	to	-7.32%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2022	172	$26.281	to	$35.705	$5,799	0.00%	0.50% to 0.90%	-17.37%	to	-17.04%
2021	178	$31.678	to	$43.209	$7,220	0.11%	0.50% to 0.90%	15.42%	to	15.88%
2020	189	$27.337	to	$37.437	$6,628	0.65%	0.50% to 0.90%	18.82%	to	19.29%
2019	200	$22.916	to	$31.508	$5,884	0.00%	0.50% to 0.90%	20.69%	to	21.17%
2018	207	$18.912	to	$26.107	$5,040	0.00%	0.50% to 0.90%	-19.81%	to	-19.48%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2022	404	$39.196	to	$54.598	$21,173	1.34%	0.50% to 0.90%	-19.05%	to	-18.72%
2021	424	$48.226	to	$67.445	$27,463	1.14%	0.50% to 0.90%	27.26%	to	27.77%
2020	466	$37.744	to	$52.997	$23,649	1.57%	0.50% to 0.90%	16.95%	to	17.42%
2019	508	$32.145	to	$45.317	$22,088	1.72%	0.50% to 0.90%	30.01%	to	30.53%
2018	533	$24.626	to	$34.857	$17,768	1.65%	0.50% to 0.90%	-5.49%	to	-5.12%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2022	12	$29.627	to	$92.990	$892	0.53%	0.50% to 0.90%	-23.56%	to	-23.26%
2021	12	$38.605	to	$121.321	$1,187	0.76%	0.50% to 0.90%	25.86%	to	26.36%
2020	12	$30.550	to	$96.130	$976	1.09%	0.50% to 0.90%	23.03%	to	23.52%
2019	14	$24.733	to	$77.921	$881	1.45%	0.50% to 0.90%	33.16%	to	33.69%
2018	14	$18.500	to	$58.358	$703	1.77%	0.50% to 0.90%	-5.26%	to	-4.88%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2022	28	$40.576	to	$63.355	$1,602	0.52%	0.50% to 0.90%	-19.42%	to	-19.10%
2021	29	$50.155	to	$78.410	$2,014	0.74%	0.50% to 0.90%	28.18%	to	28.70%
2020	28	$38.971	to	$61.003	$1,512	0.77%	0.50% to 0.90%	24.14%	to	24.64%
2019	30	$31.268	to	$49.006	$1,300	0.85%	0.50% to 0.90%	30.58%	to	31.10%
2018	31	$23.851	to	$37.428	$1,033	0.84%	0.50% to 0.90%	-7.01%	to	-6.64%

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2022	86	$38.245	to	$55.243	$4,068	0.45%	0.50% to 0.90%	-20.07%	to	-19.75%
2021	87	$47.659	to	$68.927	$5,128	0.50%	0.50% to 0.90%	20.30%	to	20.78%
2020	96	$39.460	to	$57.140	$4,680	0.98%	0.50% to 0.90%	12.66%	to	13.12%
2019	99	$34.884	to	$50.577	$4,285	0.40%	0.50% to 0.90%	23.46%	to	23.95%
2018	99	$28.143	to	$40.854	$3,464	0.37%	0.50% to 0.90%	-12.72%	to	-12.37%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2022	41	$53.368	to	$57.729	$2,225	0.94%	0.50% to 0.90%	-8.98%	to	-8.62%
2021	43	$58.632	to	$63.171	$2,549	0.90%	0.50% to 0.90%	28.72%	to	29.24%
2020	45	$45.550	to	$48.880	$2,116	1.49%	0.50% to 0.90%	-0.53%	to	-0.13%
2019	49	$45.793	to	$48.945	$2,278	1.60%	0.50% to 0.90%	25.63%	to	26.13%
2018	49	$36.452	to	$38.805	$1,800	0.99%	0.50% to 0.90%	-12.63%	to	-12.28%

Franklin Global Real Estate VIP Fund - Class 2
2022	98	$24.635	to	$26.416	$2,420	2.38%	0.50% to 0.90%	-26.72%	to	-26.43%
2021	94	$33.484	to	$35.949	$3,179	0.88%	0.50% to 0.90%	25.65%	to	26.16%
2020	101	$26.542	to	$28.531	$2,712	3.29%	0.50% to 0.90%	-6.24%	to	-5.86%
2019	100	$28.194	to	$30.345	$2,864	2.65%	0.50% to 0.90%	21.28%	to	21.77%
2018	103	$23.154	to	$24.952	$2,427	2.66%	0.50% to 0.90%	-7.62%	to	-7.24%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2022	44	$21.393	to	$32.618	$1,030	0.00%	0.50% to 0.90%	-34.28%	to	-34.02%
2021	43	$32.554	to	$49.437	$1,542	0.00%	0.50% to 0.90%	9.03%	to	9.46%
2020	42	$29.858	to	$45.162	$1,382	0.00%	0.50% to 0.90%	53.70%	to	54.32%
2019	47	$19.426	to	$29.266	$1,016	0.00%	0.50% to 0.90%	30.25%	to	30.78%
2018	48	$14.914	to	$22.378	$797	0.00%	0.50% to 0.90%	-6.22%	to	-5.84%

Templeton Developing Markets VIP Fund - Class 2
2022	77	$25.420	to	$33.476	$2,119	2.67%	0.50% to 0.90%	-22.68%	to	-22.37%
2021	74	$32.877	to	$43.123	$2,613	0.85%	0.50% to 0.90%	-6.58%	to	-6.21%
2020	68	$35.195	to	$45.978	$2,580	4.18%	0.50% to 0.90%	16.13%	to	16.60%
2019	71	$30.306	to	$39.433	$2,340	0.99%	0.50% to 0.90%	25.56%	to	26.06%
2018	74	$24.136	to	$31.280	$1,918	0.87%	0.50% to 0.90%	-16.55%	to	-16.22%

Templeton Foreign VIP Fund - Class 2
2022	109	$17.113	to	$33.413	$2,701	3.04%	0.50% to 0.90%	-8.43%	to	-8.07%
2021	113	$18.614	to	$36.390	$3,033	1.79%	0.50% to 0.90%	3.23%	to	3.64%
2020	112	$17.961	to	$35.156	$2,904	3.39%	0.50% to 0.90%	-2.05%	to	-1.65%
2019	110	$18.262	to	$35.791	$2,900	1.73%	0.50% to 0.90%	11.52%	to	11.97%
2018	107	$16.310	to	$32.006	$2,553	2.65%	0.50% to 0.90%	-16.20%	to	-15.87%

Calamos Growth and Income Portfolio
2022	86	$37.351	to	$46.078	$3,518	0.68%	0.50% to 0.90%	-19.79%	to	-19.47%
2021	94	$46.383	to	$57.292	$4,784	0.38%	0.50% to 0.90%	20.31%	to	20.79%
2020	102	$38.399	to	$47.490	$4,315	0.49%	0.50% to 0.90%	21.33%	to	21.82%
2019	110	$31.522	to	$39.033	$3,854	1.65%	0.50% to 0.90%	24.44%	to	24.94%
2018	114	$25.230	to	$31.282	$3,201	1.26%	0.50% to 0.90%	-5.25%	to	-4.87%

Invesco V.I. American Franchise Fund - Series I Shares
2022	39	$13.246	to	$24.615	$564	0.00%	0.50% to 0.90%	-31.73%	to	-31.46%
2021	39	$19.402	to	$35.912	$830	0.00%	0.50% to 0.90%	10.92%	to	11.37%
2020	52	$17.491	to	$32.246	$979	0.07%	0.50% to 0.90%	41.08%	to	41.64%
2019	65	$12.398	to	$22.766	$869	0.00%	0.50% to 0.90%	35.53%	to	36.08%
2018	66	$9.148	to	$16.730	$653	0.00%	0.50% to 0.90%	-4.49%	to	-4.11%

Invesco V.I. Technology Fund - Series I Shares
2022	49	$8.081	to	$23.648	$448	0.00%	0.50% to 0.90%	-40.49%	to	-40.25%
2021	44	$13.578	to	$39.577	$707	0.00%	0.50% to 0.90%	13.39%	to	13.84%
2020	44	$11.975	to	$34.765	$625	0.00%	0.50% to 0.90%	44.80%	to	45.39%
2019	64	$8.270	to	$23.912	$619	0.00%	0.50% to 0.90%	34.67%	to	35.20%
2018	68	$6.141	to	$17.686	$491	0.00%	0.50% to 0.90%	-1.35%	to	-0.96%

Invesco V.I. Core Equity Fund - Series I Shares
2022	91	$18.024	to	$24.396	$1,776	0.93%	0.50% to 0.90%	-21.26%	to	-20.94%
2021	90	$22.890	to	$30.858	$2,237	0.66%	0.50% to 0.90%	26.59%	to	27.10%
2020	93	$18.081	to	$24.278	$1,835	1.33%	0.50% to 0.90%	12.83%	to	13.28%
2019	100	$16.026	to	$21.432	$1,731	0.95%	0.50% to 0.90%	27.81%	to	28.32%
2018	98	$12.539	to	$16.702	$1,335	0.91%	0.50% to 0.90%	-10.21%	to	-9.85%

Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2)
2022	89	$19.577	to	$28.391	$1,915	0.00%	0.50% to 0.90%	-31.63%	to	-31.35%
2021	87	$28.632	to	$41.358	$2,722	0.00%	0.50% to 0.90%	15.23%	to	15.69%
2020	92	$24.848	to	$35.749	$2,509	0.00%	0.50% to 0.90%	33.87%	to	34.40%
2019	104	$18.562	to	$26.598	$2,105	0.00%	0.50% to 0.90%	33.63%	to	34.16%
2018	107	$13.891	to	$19.826	$1,619	0.00%	0.50% to 0.90%	-5.84%	to	-5.45%

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2022	47	$52.122	to	$79.670	$2,584	0.00%	0.50% to 0.90%	-32.47%	to	-32.20%
2021	52	$77.181	to	$117.505	$4,227	0.28%	0.50% to 0.90%	37.44%	to	37.99%
2020	60	$56.155	to	$85.152	$3,558	0.00%	0.50% to 0.90%	44.49%	to	45.07%
2019	68	$38.864	to	$58.697	$2,793	0.00%	0.50% to 0.90%	53.58%	to	54.20%
2018	74	$25.305	to	$38.066	$1,986	0.00%	0.50% to 0.90%	-9.27%	to	-8.91%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2022	55	$42.935	to	$46.444	$2,441	0.00%	0.50% to 0.90%	-15.69%	to	-15.35%
2021	58	$50.923	to	$54.866	$3,027	0.00%	0.50% to 0.90%	29.45%	to	29.97%
2020	65	$39.339	to	$42.216	$2,621	0.00%	0.50% to 0.90%	7.94%	to	8.37%
2019	67	$36.445	to	$38.954	$2,511	0.00%	0.50% to 0.90%	16.39%	to	16.86%
2018	62	$31.313	to	$33.334	$1,994	0.00%	0.50% to 0.90%	-13.60%	to	-13.26%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2022	53	$28.579	to	$30.428	$1,540	0.27%	0.50% to 0.90%	-27.15%	to	-26.85%
2021	52	$39.227	to	$41.599	$2,071	0.03%	0.50% to 0.90%	26.37%	to	26.87%
2020	50	$31.042	to	$32.788	$1,575	0.08%	0.50% to 0.90%	29.06%	to	29.58%
2019	54	$24.052	to	$25.303	$1,310	0.22%	0.50% to 0.90%	30.10%	to	30.62%
2018	55	$18.487	to	$19.371	$1,021	0.43%	0.50% to 0.90%	-7.48%	to	-7.11%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2022	13	$14.071	to	$14.981	$183	1.98%	0.50% to 0.90%	-13.04%	to	-12.70%
2021	13	$16.182	to	$17.160	$213	0.79%	0.50% to 0.90%	2.10%	to	2.51%
2020	8	$15.848	to	$16.739	$123	1.16%	0.50% to 0.90%	9.30%	to	9.73%
2019	5	$14.500	to	$15.255	$68	1.88%	0.50% to 0.90%	10.63%	to	11.08%
2018	5	$13.107	to	$13.733	$63	1.50%	0.50% to 0.90%	-3.15%	to	-2.77%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2022	0	$16.487	to	$17.554	$-	2.64%	0.50% to 0.90%	-14.43%	to	-14.09%
2021	0	$19.268	to	$20.433	$-	0.25%	0.50% to 0.90%	4.65%	to	5.07%
2020	0	$18.412	to	$19.448	$2	0.87%	0.50% to 0.90%	11.23%	to	11.68%
2019	0	$16.553	to	$17.414	$2	1.68%	0.50% to 0.90%	14.71%	to	15.17%
2018	0	$14.430	to	$15.120	$3	1.31%	0.50% to 0.90%	-5.12%	to	-4.74%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2022	0	$17.177	to	$18.289	$3	2.00%	0.50% to 0.90%	-15.55%	to	-15.21%
2021	0	$20.340	to	$21.570	$3	0.67%	0.50% to 0.90%	6.43%	to	6.86%
2020	0	$19.111	to	$20.186	$5	0.35%	0.50% to 0.90%	12.54%	to	13.00%
2019	0	$16.981	to	$17.864	$5	1.48%	0.50% to 0.90%	16.92%	to	17.39%
2018	0	$14.524	to	$15.218	$7	1.18%	0.50% to 0.90%	-6.13%	to	-5.76%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2022	7	$17.497	to	$18.630	$117	1.86%	0.50% to 0.90%	-16.72%	to	-16.39%
2021	7	$21.010	to	$22.281	$146	0.86%	0.50% to 0.90%	8.28%	to	8.72%
2020	8	$19.403	to	$20.494	$147	1.03%	0.50% to 0.90%	13.69%	to	14.15%
2019	8	$17.066	to	$17.954	$135	1.75%	0.50% to 0.90%	18.80%	to	19.28%
2018	9	$14.365	to	$15.052	$127	1.28%	0.50% to 0.90%	-6.93%	to	-6.55%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2022	7	$18.739	to	$19.952	$129	1.83%	0.50% to 0.90%	-17.38%	to	-17.05%
2021	7	$22.682	to	$24.054	$158	0.83%	0.50% to 0.90%	9.56%	to	10.00%
2020	7	$20.703	to	$21.867	$158	1.00%	0.50% to 0.90%	14.63%	to	15.10%
2019	8	$18.060	to	$18.999	$142	1.86%	0.50% to 0.90%	20.42%	to	20.90%
2018	7	$14.997	to	$15.714	$114	1.21%	0.50% to 0.90%	-7.61%	to	-7.24%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2022	11	$19.141	to	$20.379	$213	1.72%	0.50% to 0.90%	-17.83%	to	-17.50%
2021	11	$23.293	to	$24.702	$260	0.88%	0.50% to 0.90%	11.07%	to	11.51%
2020	11	$20.972	to	$22.152	$235	1.03%	0.50% to 0.90%	15.59%	to	16.06%
2019	11	$18.143	to	$19.087	$190	1.62%	0.50% to 0.90%	23.00%	to	23.49%
2018	13	$14.750	to	$15.456	$185	1.13%	0.50% to 0.90%	-8.88%	to	-8.51%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2022	1	$23.475	to	$24.695	$23	1.56%	0.50% to 0.90%	-18.62%	to	-18.30%
2021	1	$28.846	to	$30.226	$23	0.86%	0.50% to 0.90%	14.14%	to	14.60%
2020	1	$25.272	to	$26.374	$15	0.92%	0.50% to 0.90%	16.90%	to	17.37%
2019	1	$21.619	to	$22.472	$11	1.05%	0.50% to 0.90%	25.99%	to	26.50%
2018	1	$17.159	to	$17.765	$19	0.98%	0.50% to 0.90%	-10.31%	to	-9.95%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2022	2	$24.204	to	$25.463	$51	1.45%	0.50% to 0.90%	-19.14%	to	-18.82%
2021	2	$29.934	to	$31.364	$59	0.74%	0.50% to 0.90%	16.44%	to	16.91%
2020	2	$25.707	to	$26.828	$47	0.83%	0.50% to 0.90%	17.92%	to	18.39%
2019	2	$21.800	to	$22.660	$37	1.71%	0.50% to 0.90%	27.08%	to	27.60%
2018	1	$17.154	to	$17.759	$25	1.01%	0.50% to 0.90%	-10.93%	to	-10.57%

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2022	6	$24.340	to	$25.605	$140	1.44%	0.50% to 0.90%	-19.18%	to	-18.86%
2021	5	$30.117	to	$31.557	$161	0.73%	0.50% to 0.90%	16.48%	to	16.95%
2020	5	$25.856	to	$26.984	$129	0.82%	0.50% to 0.90%	17.90%	to	18.37%
2019	5	$21.931	to	$22.796	$99	1.63%	0.50% to 0.90%	27.10%	to	27.61%
2018	4	$17.255	to	$17.864	$70	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2022	4	$24.376	to	$25.643	$110	1.36%	0.50% to 0.90%	-19.20%	to	-18.87%
2021	5	$30.167	to	$31.609	$146	0.74%	0.50% to 0.90%	16.46%	to	16.93%
2020	4	$25.903	to	$27.033	$113	0.62%	0.50% to 0.90%	17.92%	to	18.40%
2019	5	$21.966	to	$22.832	$120	1.65%	0.50% to 0.90%	27.07%	to	27.58%
2018	5	$17.286	to	$17.896	$84	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2022	11	$12.722	to	$13.277	$146	18.87%	0.50% to 0.90%	-12.64%	to	-12.29%
2021	10	$14.562	to	$15.137	$150	0.69%	0.50% to 0.90%	7.60%	to	8.03%
2020	6	$13.534	to	$14.012	$86	2.28%	0.50% to 0.90%	4.95%	to	5.37%
2019	6	$12.896	to	$13.298	$82	2.74%	0.50% to 0.90%	13.52%	to	13.98%
2018	4	$11.360	to	$11.667	$48	1.68%	0.50% to 0.90%	-6.88%	to	-6.51%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2022	4	$13.450	to	$14.037	$56	14.58%	0.50% to 0.90%	-14.13%	to	-13.78%
2021	4	$15.663	to	$16.281	$70	1.15%	0.50% to 0.90%	10.06%	to	10.51%
2020	4	$14.231	to	$14.733	$62	2.32%	0.50% to 0.90%	4.96%	to	5.38%
2019	4	$13.558	to	$13.981	$60	2.08%	0.50% to 0.90%	15.26%	to	15.72%
2018	5	$11.763	to	$12.082	$64	1.65%	0.50% to 0.90%	-8.06%	to	-7.68%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2022	8	$13.475	to	$14.063	$107	8.07%	0.50% to 0.90%	-14.50%	to	-14.16%
2021	8	$15.760	to	$16.382	$133	1.06%	0.50% to 0.90%	11.58%	to	12.03%
2020	9	$14.124	to	$14.623	$124	2.01%	0.50% to 0.90%	4.24%	to	4.66%
2019	10	$13.550	to	$13.972	$141	1.92%	0.50% to 0.90%	16.03%	to	16.49%
2018	10	$11.678	to	$11.994	$122	1.57%	0.50% to 0.90%	-9.54%	to	-9.18%

American Funds Capital World Bond Fund - Class 2 Shares
2022	1	$8.838	to	$9.077	$11	0.25%	0.50% to 0.90%	-18.43%	to	-18.10%
2021	1	$10.835	to	$11.083	$12	1.81%	0.50% to 0.90%	-5.77%	to	-5.39%
2020	1	$11.498	to	$11.715	$11	1.79%	0.50% to 0.90%	8.92%	to	9.34%
2019	0	$10.557	to	$10.714	$4	1.77%	0.50% to 0.90%	6.80%	to	7.24%
2018	0	$9.885	to	$9.991	$2	2.52%	0.50% to 0.90%	-2.22%	to	-1.86%

American Funds Global Growth Fund - Class 2 Shares
2022	4	$18.061	to	$18.549	$75	0.72%	0.50% to 0.90%	-25.41%	to	-25.11%
2021	3	$24.214	to	$24.769	$84	0.36%	0.50% to 0.90%	15.38%	to	15.84%
2020	2	$20.987	to	$21.382	$49	0.35%	0.50% to 0.90%	29.29%	to	29.81%
2019	2	$16.232	to	$16.472	$32	1.24%	0.50% to 0.90%	34.07%	to	34.61%
2018	1	$12.107	to	$12.237	$6	0.28%	0.50% to 0.90%	-9.86%	to	-9.50%

American Funds New World Fund® - Class 2 Shares
2022	10	$14.222	to	$14.606	$136	1.27%	0.50% to 0.90%	-22.79%	to	-22.48%
2021	10	$18.420	to	$18.843	$193	0.89%	0.50% to 0.90%	3.98%	to	4.40%
2020	9	$17.715	to	$18.049	$164	0.07%	0.50% to 0.90%	22.47%	to	22.97%
2019	8	$14.465	to	$14.678	$118	0.99%	0.50% to 0.90%	27.99%	to	28.50%
2018	7	$11.302	to	$11.423	$76	0.98%	0.50% to 0.90%	-14.80%	to	-14.47%

American Funds Growth-Income Fund - Class 2 Shares
2022	21	$18.269	to	$18.763	$389	1.39%	0.50% to 0.90%	-17.24%	to	-16.91%
2021	17	$22.075	to	$22.581	$371	1.30%	0.50% to 0.90%	22.98%	to	23.48%
2020	11	$17.949	to	$18.288	$196	1.44%	0.50% to 0.90%	12.53%	to	12.98%
2019	9	$15.951	to	$16.187	$149	2.15%	0.50% to 0.90%	25.01%	to	25.51%
2018	4	$12.760	to	$12.897	$51	1.59%	0.50% to 0.90%	-2.68%	to	-2.28%

American Funds Capital Income Builder® - Class 2 Shares
2022	2	$13.015	to	$13.367	$22	3.16%	0.50% to 0.90%	-7.96%	to	-7.59%
2021	1	$14.141	to	$14.465	$14	2.83%	0.50% to 0.90%	13.91%	to	14.37%
2020	1	$12.413	to	$12.647	$11	2.04%	0.50% to 0.90%	3.54%	to	3.96%
2019	0	$11.989	to	$12.166	$3	2.92%	0.50% to 0.90%	16.83%	to	17.30%
2018	0	$10.262	to	$10.372	$2	3.06%	0.50% to 0.90%	-7.91%	to	-7.55%

American Funds Asset Allocation Fund - Class 2 Shares
2022	3	$15.111	to	$15.519	$49	1.95%	0.50% to 0.90%	-14.18%	to	-13.84%
2021	3	$17.607	to	$18.011	$46	0.84%	0.50% to 0.90%	14.07%	to	14.53%
2020	1	$15.435	to	$15.726	$20	1.35%	0.50% to 0.90%	11.45%	to	11.89%
2019	1	$13.850	to	$14.055	$19	3.16%	0.50% to 0.90%	20.14%	to	20.63%
2018	0	$11.528	to	$11.651	$3	1.58%	0.50% to 0.90%	-5.46%	to	-5.08%

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2022	11	$16.859	to	$17.314	$183	1.41%	0.50% to 0.90%	-25.55%	to	-25.25%
2021	9	$22.644	to	$23.163	$209	0.53%	0.50% to 0.90%	11.88%	to	12.33%
2020	9	$20.240	to	$20.621	$189	0.33%	0.50% to 0.90%	30.85%	to	31.37%
2019	1	$15.468	to	$15.697	$20	0.88%	0.50% to 0.90%	20.65%	to	21.13%
2018	1	$12.821	to	$12.959	$13	0.48%	0.50% to 0.90%	-1.27%	to	-0.86%

American Funds Managed Risk International Fund - Class P2 Shares
2022	4	$10.487	to	$10.771	$43	3.17%	0.50% to 0.90%	-16.29%	to	-15.96%
2021	4	$12.528	to	$12.816	$46	0.57%	0.50% to 0.90%	-4.99%	to	-4.61%
2020	3	$13.186	to	$13.434	$37	1.15%	0.50% to 0.90%	1.88%	to	2.28%
2019	3	$12.943	to	$13.135	$34	0.57%	0.50% to 0.90%	16.58%	to	17.06%
2018	0	$11.102	to	$11.221	$5	1.55%	0.50% to 0.90%	-11.30%	to	-10.95%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2022	1	$12.748	to	$13.093	$13	5.26%	0.50% to 0.90%	-9.97%	to	-9.61%
2021	1	$14.161	to	$14.485	$8	1.73%	0.50% to 0.90%	16.07%	to	16.53%
2020	1	$12.201	to	$12.431	$9	1.70%	0.50% to 0.90%	-2.13%	to	-1.74%
2019	1	$12.466	to	$12.651	$9	1.61%	0.50% to 0.90%	12.86%	to	13.32%
2018	1	$11.046	to	$11.164	$8	3.37%	0.50% to 0.90%	-8.20%	to	-7.84%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2022	3	$14.520	to	$14.912	$37	1.97%	0.50% to 0.90%	-17.67%	to	-17.34%
2021	2	$17.637	to	$18.041	$43	1.20%	0.50% to 0.90%	14.02%	to	14.48%
2020	3	$15.468	to	$15.760	$44	1.60%	0.50% to 0.90%	8.59%	to	9.03%
2019	3	$14.244	to	$14.454	$39	0.34%	0.50% to 0.90%	17.79%	to	18.25%
2018	1	$12.093	to	$12.223	$10	0.40%	0.50% to 0.90%	-2.86%	to	-2.47%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2022	72	$13.135	to	$13.490	$946	2.21%	0.50% to 0.90%	-14.74%	to	-14.40%
2021	72	$15.406	to	$15.759	$1,117	1.25%	0.50% to 0.90%	11.50%	to	11.94%
2020	56	$13.817	to	$14.078	$767	1.53%	0.50% to 0.90%	4.93%	to	5.35%
2019	52	$13.168	to	$13.363	$682	2.29%	0.50% to 0.90%	16.92%	to	17.40%
2018	47	$11.262	to	$11.382	$533	1.35%	0.50% to 0.90%	-5.75%	to	-5.38%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.
[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.   The ratio has not been annualized for partial years.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors and Stockholders Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

   /s/ FORVIS, LLP

(Formerly, BKD, LLP)

We have served as the Accounts’ auditor since 2016.

Kansas City, Missouri
April 27, 2023

PART C
OTHER INFORMATION

Item 30.  Exhibits
(a)  Board of Directors Resolution.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (7)
(d)  Contracts.
(1)	Specimen Contract Form. (4)
(2)	Contract Split Option Rider. (2)
(3)	Joint First to Die Term Life Insurance Rider. (2)
(4)	Joint Survivorship Four-Year Term Life Insurance Rider. (2)
(e)  Applications.
(1) Application Form. (1)
(2) ICC18A196. (14)
(3) ICC18A197. (14)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts. (5)
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (7)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)

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b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (7)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (8)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (12)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (7)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (7)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (8)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (7)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (8)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (13)
(7)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (8)

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a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (7)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (7)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (7)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (9)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (9)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (10)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (12)

(13)
Fund Participation Agreement between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and Kansas City Life Insurance Company (15)

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(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (7)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (7)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (7)
(4)	Administrative Service Agreement between Lincoln Financial Investments Corporation and Kansas City Life Insurance Company (15)

(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (7)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (7)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (7)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (10)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (12)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (12)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered (16)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
(n)  Other Opinions.
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(1)	Consent of Eversheds Sutherland (US) LLP. (16)
(2)	Consent of FORVIS, LLP. (16)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (3)
(r)   Form of Initial Summary Prospectus.
Not Applicable.
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on September 17, 2001 (File No. 333-69508).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(7)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(8)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(10)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(11)  Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
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(12)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(14)  Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2022 (File No. 333-150926).
(15) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2023 (File No. 033-89984).
(16)  Filed herewith.
Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Howard E. Cohen	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
Elishia P. Sibbing	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Life Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
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1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of

7

the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
Elishia P. Sibbing	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$153,481.00	None	N/A	N/A
Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 23 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 24th day of April, 2023.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ Walter E. Bixby Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ Walter E. Bixby Walter E. Bixby, President, CEO, Vice Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ Walter E. Bixby Walter E. Bixby	President, CEO, Vice Chairman of the Board and Director (Principal Executive Officer)	April 24, 2023

/s/ David A. Laird David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 24, 2023

/s/ Elishia P. Sibbing Elishia P. Sibbing	Vice President and Controller (Principal Accounting Officer)	April 24, 2023

/s/ R. Philip Bixby R. Philip Bixby	Chairman of the Board and Director	April 24, 2023

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 24, 2023

/s/ Kevin G. Barth Kevin G. Barth	Director	April 24, 2023

/s/ William R. Blessing William R. Blessing	Director	April 24, 2023

/s/ Michael Braude Michael Braude	Director	April 24, 2023

/s/ James T. Carr James T. Carr	Director	April 24, 2023

/s/ John C. Cozad John C. Cozad	Director	April 24, 2023
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/s/ Howard E. Cohen Howard E. Cohen	Director	April 24, 2023

/s/ David S. Kimmel David S. Kimmel	Director	April 24, 2023

/s/ Cecil R. Miller Cecil R. Miller	Director	April 24, 2023

/s/ Mark A. Milton Mark A. Milton	Director	April 24, 2023

/s/ William A. Schalekamp William A. Schalekamp	Director	April 24, 2023
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Exhibit Index
(k) Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1) Consent of Eversheds Sutherland (US) LLP.
(n)(2) Consent of FORVIS, LLP.
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